Exhibit 99.2

Stable Conditions

DIGITAL REALTY

2Q
14

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

Table of Contents	Financial Supplement Second Quarter 2014

Corporate Information	Financial Supplement Second Quarter 2014

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing data center and colocation solutions for domestic and international tenants across a variety of industry verticals ranging from financial services, cloud and information technology services, to manufacturing, energy, healthcare, and consumer products. As of June 30, 2014, the Company’s 130 properties, including 13 properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry and corporate enterprise data center tenants. Digital Realty’s portfolio is comprised of approximately 21.8 million square feet, excluding approximately 1.4 million square feet of space under active development and 1.3 million square feet of space held for future development, located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Website: www.digitalrealty.com

Senior Management

A. William Stein: Interim Chief Executive Officer and Chief Financial Officer

Scott E. Peterson: Chief Investment Officer

Jim Smith: Chief Technology Officer

David J. Caron: Senior Vice President, Portfolio Management

Matthew Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or to be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com             (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup
David Rodgers (216) 737-7341	Stephen Douglas (646) 855-2615 Jeffery Spector (646) 855-1363	Ross Smotrich (212) 526-2306 Charles Croson (212) 526-7164	Greg Miller (212) 389-8128 Matthew Kahn (212) 389-8129	David Toti (212) 915-1219 Evan Smith (212) 915-1220	Michael Bilerman (212) 816-1383 Emmanuel Korchman (212) 816-1382

Deutsche Bank	Evercore	Green Street	ISI	Jefferies	JMP Securities
Vincent Chao (212) 250-6799	Jonathan Schildkraut (212) 497-0864 Robert Gutman (212) 497-0877	Michael Knott (949) 640-8780 John Bejjani (949) 640-8780	Steve Sakwa (212) 446-9462 Gabe Hilmoe (212) 446-9459	Omotayo Okusanya (212) 336-7076 Kunal Madhukar (212) 707-6464	Mitchell Germain (212) 906-3546 Peter Lunenburg (212) 906-3537

KeyBanc Capital	MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	UBS
Jordan Sadler (917) 368-2280	Jonathan M. Petersen (646) 556-9185	Vance Edelson (212) 761-0078	Paul D. Puryear (727) 567-2253	Jonathan Atkin (415) 633-8589	Ross Nussbaum (212) 713-2484

Austin Wurschmidt (917) 368-2311	Ryan Meliker (212) 542-5872	Jill N. Slattery (212) 761-4682	William A. Crow (727) 567-2594	Brian Hyun (415) 633-8581

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Corporate Information (Continued)	Financial Supplement Second Quarter 2014

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF
Series G Preferred Stock:	DLRPRG
Series H Preferred Stock:	DLRPRH

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating:	BBB	(Stable Outlook)
Preferred Stock:	BB+

Moody’s
Issuer Rating:	Baa2	(Stable Outlook)
Preferred Stock:	Baa3

Fitch
Issuer Default Rating:	BBB	(Stable Outlook)
Preferred Stock:	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization at its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
High price (1)	$59.50	$57.52	$58.35	$65.43	$74.00	$72.92
Low price (1)	$51.33	$48.85	$43.04	$50.98	$56.02	$62.75
Closing price, end of quarter (1)	$58.32	$53.08	$49.12	$53.10	$61.00	$66.91
Average daily trading volume (1)	1,635,316	1,519,608	1,814,127	1,571,339	1,680,636	1,420,527
Indicated dividend per common share (2)	$3.32	$3.32	$3.12	$3.12	$3.12	$3.12
Closing annual dividend yield, end of quarter	5.7%	6.3%	6.4%	5.9%	5.1%	4.7%
Shares and units outstanding, end of quarter (3)	138,498,396	131,732,073	131,422,371	131,421,001	131,418,758	131,410,505
Closing market value of shares and units outstanding (4)	$8,077,226	$6,992,338	$6,455,467	$6,978,455	$8,016,544	$8,792,677

(1)	New York Stock Exchange trades only.
(2)	On an annualized basis.
(3)	As of June 30, 2014, the total number of shares and units includes 135,370,016 shares of common stock, 1,481,814 common units held by third parties and 1,646,566 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(4)	Dollars in thousands as of the end of the quarter.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Ownership Structure As of June 30, 2014	Financial Supplement Second Quarter 2014

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	135,370,016	97.7%
Cambay Tele.com, LLC (3)	1,481,814	1.1%
Directors, Executive Officers and Others	1,646,566	1.2%

Total	138,498,396	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 135,370,016 general partnership common units, 1,481,814 common units held by third parties and 1,646,566 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 403,913 common units held by the members of Cambay Tele.com, LLC.

Key Quarterly Financial Data Unaudited and dollars in thousands, except per share data	Financial Supplement Second Quarter 2014

	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Shares and Units at End of Quarter

Common shares outstanding	135,370,016	128,606,462	128,455,350	128,438,970	128,421,888
Common units outstanding	3,128,380	3,125,611	2,967,021	2,982,031	2,996,870

Total Shares and Partnership Units	138,498,396	131,732,073	131,422,371	131,421,001	131,418,758

Enterprise Value

Market value of common equity (1)	$8,077,226	$6,992,338	$6,455,467	$6,978,455	$8,016,544
Liquidation value of preferred equity	1,085,000	1,020,000	720,000	720,000	720,000
Total debt at balance sheet carrying value	4,859,235	5,007,381	4,961,892	4,780,397	4,698,248

Total Enterprise Value	$14,021,461	$13,019,719	$12,137,359	$12,478,852	$13,434,792
Total debt / total enterprise value	34.7%	38.5%	40.9%	38.3%	35.0%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$10,352,848	$10,107,121	$9,950,082	$9,576,467	$9,335,886
Total Assets	9,910,231	9,805,394	9,685,745	9,426,041	9,184,859
Total Liabilities	5,775,950	5,929,674	6,039,233	5,745,472	5,601,589

Selected Operating Data

Total operating revenues	$401,446	$390,590	$380,931	$379,456	$363,502
Total operating expenses	308,993	300,583	282,876	294,279	263,508
Interest expense	49,146	47,374	45,996	47,742	47,583
Net income	61,332	46,717	55,667	153,480	59,621
Net income available to common stockholders	41,510	34,186	42,977	138,872	47,077

Financial Ratios

EBITDA (2)	$229,062	$214,310	$215,884	$308,868	$211,238
Adjusted EBITDA (3)	233,965	233,962	226,270	216,634	223,412
Net Debt to Adjusted EBITDA (4)	5.1x	5.3x	5.4x	5.5x	5.2x
GAAP interest expense	49,146	47,374	45,996	47,742	47,583
Fixed charges (5)	75,869	67,754	68,207	69,498	69,372
Interest coverage ratio (6)	4.3x	4.4x	4.2x	4.0x	4.1x
Fixed charge coverage ratio (7)	3.1x	3.5x	3.3x	3.1x	3.2x

Profitability Measures

Net income per common share - basic	$0.31	$0.27	$0.33	$1.08	$0.37
Net income per common share - diluted	0.31	0.26	0.33	1.06	0.37
Funds from operations (FFO) / diluted share and unit (8)	1.20	1.22	1.26	1.10	1.22
Core funds from operations (CFFO) / diluted share and unit (8)	1.21	1.28	1.26	1.16	1.19
Adjusted funds from operations (AFFO) / diluted share and unit (9)	0.93	0.97	0.94	0.92	0.95
Dividends per share and common unit	0.83	0.83	0.78	0.78	0.78
Diluted FFO payout ratio (10)	69.4%	68.2%	61.7%	71.0%	64.1%
Diluted CFFO payout ratio (11)	68.6%	65.0%	61.7%	67.0%	65.7%
Diluted AFFO payout ratio (9) (12)	88.9%	85.5%	83.1%	85.2%	82.1%

Portfolio Statistics

Buildings (13)	187	188	187	188	187
Properties (13)	130	131	131	130	129
Net rentable square feet, excluding development space (13)	21,771,485	21,711,427	21,399,551	21,033,398	20,948,042
Occupancy at end of quarter (14)	92.8%	92.1%	92.6%	93.0%	93.1%
Occupied square footage	20,204,632	19,987,044	19,821,269	19,563,183	19,490,315
Space under active development (15)	1,395,890	1,335,358	1,759,681	1,532,902	1,282,612
Space held for development (16)	1,283,538	1,422,244	1,331,685	2,127,025	2,276,858
Weighted average remaining lease term (years) (17)	6.8	6.9	7.0	6.9	7.1
Same-store occupancy at end of quarter (14) (18)	92.0%	91.3%	91.9%	92.4%	92.5%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation & amortization. For a discussion of EBITDA, see page 42. For a reconciliation of net income available to common stockholders to EBITDA, see page 41.
(3)	Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on sale of property, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. For a discussion of Adjusted EBITDA, see page 42. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 41.
(4)	Calculated as total debt at balance sheet carrying value less unrestricted cash and cash equivalents, divided by the product of Adjusted EBITDA multiplied by four.
(5)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(6)	Interest coverage ratio is Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO and CFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO and CFFO, see page 9.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 42. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted CFFO payout ratio is dividends declared per common share and unit divided by diluted CFFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Includes properties held as investments in unconsolidated joint ventures.
(14)	Occupancy and same-store occupancy exclude space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(15)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(16)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(17)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(18)	Same-store properties were acquired on or before December 31, 2012. Excludes properties sold or contributed to joint ventures for all periods presented.

2014 Guidance	Financial Supplement Second Quarter 2014

	As of January 6, 2014	As of February 25, 2014	As of May 6, 2014	As of July 29, 2014
Internal Growth
Rental rates on renewal leases
Cash basis	Roughly flat	Roughly flat	Roughly flat	Roughly flat
GAAP basis	Modestly positive	Modestly positive	Modestly positive	Modestly positive
Year-end portfolio occupancy	N/A	N/A	92.0% - 93.0%	93.0% - 93.5%
“Same-capital” cash NOI growth (1)	N/A	N/A	4.0% - 5.0%	4.0% - 5.0%
Operating margin	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate
Incremental revenue from speculative leasing (2)	$20 - $30 million	$20 - $30 million	$10 - $15 million	$5 - $10 million
Overhead load (3)	75 - 85 bps on total assets	75 - 85 bps on total assets	75 - 85 bps on total assets	75 - 85 bps on total assets

External Growth
Acquisitions
Dollar volume	$0 - $400 million	$0 - $400 million	$0 - $400 million	$0 - $200 million
Cap rate	7.5% - 8.5%	7.5% - 8.5%	7.5% - 8.5%	7.5% - 8.5%
Dispositions
Dollar volume	N/A	N/A	N/A	$42 - $400 million
Cap rate	N/A	N/A	N/A	0.0% - 12.0%
Joint ventures
Dollar volume	$0 - $400 million	$0 - $400 million	$40 - $400 million	$40 - $400 million
Cap rate	6.75% - 7.25%	6.75% - 7.25%	6.75% - 7.25%	6.75% - 7.25%
Development
Capex	$600 - $800 million	$600 - $800 million	$600 - $800 million	$775 - $850 million
Average stabilized yields	10% - 12%	10% - 12%	10% - 12%	10% - 12%
Enhancements and other non-recurring capex (4)	$85 - $90 million	$85 - $90 million	$85 - $90 million	$85 - $90 million
Recurring capex + capitalized leasing costs (5)	$75 - $80 million	$75 - $80 million	$75 - $80 million	$85 - $90 million

Balance Sheet
Preferred equity
Dollar amount	$100 - $250 million	$100 - $250 million	$365 million	$365 million
Pricing	8.0% - 8.5%	8.0% - 8.5%	7.375%	7.375%
Timing	Early 2014	Early 2014	Early 2014	Early 2014
Long-term debt
Dollar amount	$700 - $900 million	$700 - $900 million	$700 - $900 million	$700 - $900 million
Pricing	4.75% - 5.50%	4.75% - 5.50%	4.75% - 5.50%	4.75% - 5.50%
Timing	Early 2014	Early 2014	Mid 2014	Mid 2014

Core Funds From Operations / share	$4.75 - $4.90	$4.75 - $4.90	$4.80 - $4.90	$4.85 - $4.95

(1)	The “same-capital” pool includes properties owned as of December 31, 2012 with less than 5% of total rentable square feet under development. It also excludes properties that were undergoing, or were expected to undergo, development activities in 2013-2014. NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations), and cash NOI is NOI less straight-line rents and above and below market rent amortization.
(2)	Incremental revenue from speculative leasing represents revenue expected to be recognized in the current year from leases that have not yet been signed.
(3)	Overhead load is defined as General & Administrative expense divided by Total Assets.
(4)	Other non-recurring CapEx represents costs incurred to enhance the capacity or marketability of operating properties, such as network fiber initiatives, the build-out of an additional sub-station or installation of a new security system, in addition to major remediation costs on recently-acquired properties, whether or not contemplated in the original acquisition underwriting. Other non-recurring CapEx also includes infrequent and major component replacements.
(5)	Recurring CapEx represents non-incremental improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Capitalized leasing costs include capitalized leasing compensation as well as capitalized internal leasing commissions, as disclosed in the AFFO reconciliation on page 10.

Consolidated Quarterly Statements of Operations	Financial Supplement
Unaudited and in thousands, except share and per share data	Second Quarter 2014

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13

Rental revenues	$313,420	$305,786	$296,987	$290,712	$285,953	$619,206	$567,352
Tenant reimbursements - Utilities	62,063	59,183	55,319	59,936	54,397	121,246	105,642
Tenant reimbursements - Other	23,625	24,438	27,310	28,123	22,284	48,063	46,956
Fee income	1,466	1,183	1,315	671	728	2,649	1,534
Other	873	—	—	14	140	873	388

Total Operating Revenues	$401,446	$390,590	$380,931	$379,456	$363,502	$792,036	$721,872

Utilities	$65,432	$62,087	$58,773	$65,055	$57,142	$127,519	$111,114
Rental property operating	33,313	30,659	29,294	29,403	27,281	63,972	55,161
Repairs & maintenance	28,052	25,150	27,109	24,788	22,283	53,202	45,911
Non-cash straight-line rent expense adjustment	—	—	—	9,988	—	—	—
Property taxes	20,595	22,125	23,831	26,074	19,374	42,720	40,416
Insurance	1,896	2,422	2,156	2,144	2,238	4,318	4,443
Construction management	121	164	35	51	294	285	678
Change in fair value of contingent consideration	766	(3,403)	(1,749)	(943)	(370)	(2,637)	930
Depreciation & amortization	137,092	130,620	126,776	121,198	115,867	267,712	227,490
General & administrative	20,061	18,248	15,536	16,275	17,891	38,309	33,842
Severance accrual and equity acceleration	260	12,430	—	—	—	12,690	—
Transactions	755	81	1,108	243	1,491	836	3,254
Other	651	—	7	3	17	651	53

Total Operating Expenses	$308,993	$300,583	$282,876	$294,279	$263,508	$609,576	$523,292

Operating Income	$92,453	$90,007	$98,055	$85,177	$99,994	$182,460	$198,580
Equity in earnings of unconsolidated joint ventures	$3,477	$2,581	$2,957	$2,174	$2,330	$6,058	$4,665
Gain on insurance settlement	—	—	—	—	5,597	—	5,597
Gain on sale of property	15,945	—	—	—	—	15,945	—
Gain on contribution of properties to unconsolidated JV	—	1,906	555	115,054	—	1,906	—
Interest and other income	(83)	1,727	231	(127)	(6)	1,644	35
Interest expense	(49,146)	(47,374)	(45,996)	(47,742)	(47,583)	(96,520)	(95,661)
Tax (expense) benefit	(1,021)	(1,838)	473	(352)	(210)	(2,859)	(1,413)
Loss from early extinguishment of debt	(293)	(292)	(608)	(704)	(501)	(585)	(501)

Net Income	$61,332	$46,717	$55,667	$153,480	$59,621	$108,049	$111,302
Net income attributable to noncontrolling interests	(993)	(805)	(964)	(2,882)	(1,145)	(1,798)	(2,115)

Net Income Attributable to Digital Realty Trust, Inc.	$60,339	$45,912	$54,703	$150,598	$58,476	$106,251	$109,187
Preferred stock dividends	(18,829)	(11,726)	(11,726)	(11,726)	(11,399)	(30,555)	(19,453)

Net Income Available to Common Stockholders	$41,510	$34,186	$42,977	$138,872	$47,077	$75,696	$89,734

Weighted-average shares outstanding - basic	133,802,622	128,535,995	128,444,744	128,427,444	128,419,745	131,183,857	127,437,970
Weighted-average shares outstanding - diluted	133,977,885	129,136,961	128,641,470	135,301,765	128,623,076	131,320,547	127,627,496
Weighted-average fully diluted shares and units	137,912,511	138,161,544	137,890,892	137,851,514	131,177,283	137,979,188	137,675,870
Net income per share - basic	$0.31	$0.27	$0.33	$1.08	$0.37	$0.58	$0.70
Net income per share - diluted	0.31	0.26	0.33	1.06	0.37	0.58	0.70

Funds From Operations and Core Funds From Operations	Financial Supplement
Unaudited and in thousands, except per share data	Second Quarter 2014

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
Reconciliation of Net Income to Funds From Operations (FFO)

Net Income Available to Common Stockholders	$41,510	$34,186	$42,977	$138,872	$47,077	$75,696	$89,734

Adjustments:

Noncontrolling interests in operating partnership	873	693	849	2,757	936	1,566	1,760
Real estate related depreciation & amortization (1)	135,938	129,496	125,671	120,006	114,913	265,434	225,603
Unconsolidated JV real estate related depreciation & amortization	1,802	1,628	1,387	788	797	3,430	1,630
Gain on sale of property	(15,945)	—	—	—	—	(15,945)	—
Gain on contribution of properties to unconsolidated joint venture	—	(1,906)	(555)	(115,054)	—	(1,906)	—

Funds From Operations	$164,178	$164,097	$170,329	$147,369	$163,723	$328,275	$318,727
Add: Interest and amortization of debt issuance costs on 2029 Debentures	675	4,050	4,050	4,050	4,050	4,725	8,100

Funds From Operations - diluted	$164,853	$168,147	$174,379	$151,419	$167,773	$333,000	$326,827

Weighted-average shares and units outstanding - basic	136,615	131,143	130,982	130,977	130,974	133,894	129,937
Weighted-average shares and units outstanding - diluted (2)	137,912	138,162	137,891	137,851	137,787	137,979	137,676
Funds From Operations per share - basic	$1.20	$1.25	$1.30	$1.13	$1.25	$2.45	$2.45
Funds From Operations per share - diluted (2)	$1.20	$1.22	$1.26	$1.10	$1.22	$2.41	$2.37

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
Reconciliation of FFO to CFFO
Funds From Operations - diluted	$164,853	$168,147	$174,379	$151,419	$167,773	$333,000	$326,827
Termination fees and other non-core revenues (3)	(873)	(2,047)	—	(14)	(140)	(2,920)	(388)
Gain on insurance settlement	—	—	—	—	(5,597)	—	(5,597)
Significant transaction expenses	755	81	1,108	243	1,491	836	3,254
Loss from early extinguishment of debt	293	292	608	704	501	585	501
Straight-line rent expense adjustment attributable to prior periods (4)	—	—	—	9,155	—	—	—
Change in fair value of contingent consideration (5)	766	(3,403)	(1,749)	(943)	(370)	(2,637)	930
Equity in earnings adjustment for non-core items	—	843	—	—	—	843	—
Severance accrual and equity acceleration (6)	260	12,430	—	—	—	12,690	—
Other non-core expense adjustments (7)	651	—	7	3	17	651	53

Core Funds From Operations - diluted	$166,705	$176,343	$174,353	$160,567	$163,675	$343,048	$325,580

Weighted-average shares and units outstanding - diluted (2)	137,912	138,162	137,891	137,851	137,787	137,979	137,676
Core Funds From Operations per share - diluted (2)	$1.21	$1.28	$1.26	$1.16	$1.19	$2.49	$2.36

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
(1) Real Estate Related Depreciation & Amortization
Depreciation & amortization per income statement	$137,092	$130,620	$126,776	$121,198	$115,867	267,712	227,490
Non-real estate depreciation	(1,154)	(1,124)	(1,105)	(1,192)	(954)	(2,278)	(1,887)

Real Estate Related Depreciation & Amortization	$135,938	$129,496	$125,671	$120,006	$114,913	$265,434	$225,603

(2)	At June 30, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which calculates into 949 common shares on a weighted average basis for the six months ended June 30, 2013. For all periods presented, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable. In addition, we had a balance of $0, $266,400 and $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 1,122, 6,806 and 6,610 common shares on a weighted average basis for the three months ended June 30, 2014, March 31, 2014 and June 30, 2013, respectively, and were exchangeable for 3,948 and 6,600 common shares on a weighted average basis for the six months ended June 30, 2014 and June 30, 2013, respectively. See page 10 for calculations of weighted average common stock and units outstanding.
(3)	Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4)	Impact for the three months ended June 30, 2013 would have resulted in additional expense of $833. CFFO per share and unit, as adjusted, would have been $1.18.
(5)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(6)	Relates to severance charge of approximately $12,400, or $0.09 per share and unit, related to the departure of the company’s former Chief Executive Officer.
(7)	Includes reversal of accruals and certain other adjustments that are not core to our business.

Adjusted Funds From Operations (AFFO)	Financial Supplement
Unaudited and in thousands, except per share data	Second Quarter 2014

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
Reconciliation of FFO to AFFO
FFO available to common stockholders and unitholders	$164,178	$164,097	$170,329	$147,369	$163,723	$328,275	$318,727
Adjustments:
Non-real estate depreciation	$1,154	$1,124	$1,105	$1,192	$954	$2,278	$1,887
Amortization of deferred financing costs	2,402	2,085	2,925	2,831	2,471	4,487	4,902
Amortization of debt discount/premium	359	357	338	418	418	716	1,023
Non-cash compensation	3,656	3,153	2,183 (5)	2,877	3,580	6,809	6,468
Deferred compensation related to equity acceleration	—	5,832	—	—	—	5,832	—
Loss from early extinguishment of debt	293	292	608	704	501	585	501
Straight-line rents, net	(19,099)	(20,471)	(21,858)	(19,661)	(19,892)	(39,570)	(41,061)
Non-cash straight-line rent expense adjustment	—	—	—	9,988	—	—	—
Above- and below-market rent amortization	(2,553)	(2,787)	(2,887)	(2,746)	(3,041)	(5,340)	(6,086)
Change in fair value of contingent consideration (1)	766	(3,403)	(1,749)	(943)	(370)	(2,637)	930
Capitalized leasing compensation	(6,894)	(6,891)	(4,214)	(4,924)	(4,786)	(13,785)	(9,839)
Recurring capital expenditures (2)	(11,355)	(8,685)	(17,025)	(12,895)	(13,429)	(20,040)	(23,289)
Capitalized internal leasing commissions	(4,829)	(4,670)	(4,435)	(2,077)	(3,331)	(9,499)	(5,356)

AFFO available to common stockholders and unitholders - basic (3)	$128,078	$130,033	$125,320	$122,133	$126,798	$258,111	$248,807

Weighted-average shares and units outstanding - basic	136,615	131,143	130,982	130,977	130,974	133,894	129,937
Weighted-average shares and units outstanding - diluted (4)	137,912	138,162	137,891	137,851	137,787	137,979	137,676

AFFO available to common stockholders and unitholders - basic	$128,078	$130,033	$125,320	$122,133	$126,798	258,111	248,807
Add: Interest and amortization of debt issuance costs on 2029 Debentures	675	4,050	4,050	4,050	4,050	4,725	8,100

AFFO available to common stockholders and unitholders - diluted	$128,753	$134,083	$129,370	$126,183	$130,848	262,836	256,907
AFFO per share - diluted (3)	$0.93	$0.97	$0.94	$0.92	$0.95	$1.91	$1.87
Dividends per share and common unit	$0.83	$0.83	$0.78	$0.78	$0.78	$1.66	$1.56
Diluted AFFO Payout Ratio	88.9%	85.5%	83.1%	85.2%	82.1%	87.1%	83.6%

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
Share Count Detail

Weighted Average Common Stock and Units Outstanding	136,615	131,143	130,982	130,977	130,974	133,894	129,937
Add: Effect of dilutive securities (excludes series D convertible preferred stock & 5.50% debentures)	175	213	197	190	203	137	190
Add: Effect of dilutive series D convertible preferred stock	—	—	—	—	—	—	949
Add: Effect of dilutive 5.50% exchangeable senior debentures	1,122	6,806	6,712	6,684	6,610	3,948	6,600

Weighted Avg. Common Stock and Units Outstanding - diluted	137,912	138,162	137,891	137,851	137,787	137,979	137,676

(1)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(2)	For a definition of recurring capital expenditures, see page 33.
(3)	For a definition and discussion of AFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(4)	At June 30, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which calculates into 949 common shares on a weighted average basis for the six months ended June 30, 2013. For all periods presented, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable. In addition, we had a balance of $0, $266,400 and $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 1,122, 6,806 and 6,610 common shares on a weighted average basis for the three months ended June 30, 2014, March 31, 2014 and June 30, 2013, respectively, and were exchangeable for 3,948 and 6,600 common shares on a weighted average basis for the six months ended June 30, 2014 and June 30, 2013, respectively. See above for calculations of weighted average common stock and units outstanding.
(5)	Corrects overstated amount in previously reported non-cash compensation.

Consolidated Balance Sheets	Financial Supplement
Dollars in thousands, except share and per share data	Second Quarter 2014

	Unaudited		Audited	Unaudited
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Assets
Investments in real estate:
Land	$688,664	$685,640	$693,791	$684,644	$690,356
Acquired ground leases	14,868	14,680	14,618	14,355	13,216
Buildings and improvements	9,056,305	8,834,693	8,680,677	8,357,786	8,125,636
Tenant improvements	500,392	490,697	490,492	466,616	432,631

Investments in Real Estate	$10,260,229	$10,025,710	$9,879,578	$9,523,401	$9,261,839
Accumulated depreciation & amortization	(1,778,768)	(1,665,421)	(1,565,996)	(1,459,055)	(1,377,375)

Net Investments in Properties	$8,481,461	$8,360,289	$8,313,582	$8,064,346	$7,884,464
Land held for sale	—	—	—	$11,015	—
Investment in unconsolidated joint ventures	92,619	81,411	70,504	53,066	74,047

Net Investments in Real Estate	$8,574,080	$8,441,700	$8,384,086	$8,128,427	$7,958,511

Cash and cash equivalents	$80,926	$70,242	$56,808	$55,118	$24,260

Accounts and other receivables (1)	161,495	181,433	181,163	191,715	159,847
Deferred rent	436,443	415,515	393,504	369,979	360,588
Acquired above-market leases, net	47,181	49,521	52,264	54,446	56,310
Acquired in-place lease value and deferred leasing costs, net	470,620	479,940	489,456	484,445	492,884
Deferred financing costs, net	36,914	34,295	36,475	39,132	31,881
Restricted cash	39,778	42,842	40,362	42,457	38,977
Assets held for sale	—	25,070	—	—	—
Other assets	62,794	64,836	51,627	60,322	61,601

Total Assets	$9,910,231	$9,805,394	$9,685,745	$9,426,041	$9,184,859

Liabilities and Equity

Global revolving credit facility	$374,641	$790,500	$724,668	$498,082	$610,328
Unsecured term loan	1,034,830	1,026,891	1,020,984	950,205	741,178
Unsecured senior notes, net of discount	2,897,068	2,368,848	2,364,232	2,382,059	2,342,990
Exchangeable senior debentures	—	266,400	266,400	266,400	266,400
Mortgage loans, net of premiums	552,696	554,742	585,608	683,651	737,352
Accounts payable and other accrued liabilities	636,783	614,645	662,687	652,720	617,766
Accrued dividends and distributions	—	—	102,509	—	—
Acquired below market leases, net	118,432	123,152	130,269	133,625	137,297
Security deposits and prepaid rents	161,500	180,886	181,876	178,730	148,278
Liabilities associated with assets held for sale	—	3,610	—	—	—

Total Liabilities	$5,775,950	$5,929,674	$6,039,233	$5,745,472	$5,601,589

Equity
Preferred Stock: $0.01 par value per share, 70,000,000 shares authorized:
Series E Cumulative Redeemable Preferred Stock (2)	$277,172	$277,172	$277,172	$277,172	$277,172
Series F Cumulative Redeemable Preferred Stock (3)	176,191	176,191	176,191	176,191	176,191
Series G Cumulative Redeemable Preferred Stock (4)	241,468	241,468	241,468	241,511	241,565
Series H Cumulative Redeemable Preferred Stock (5)	353,378	289,857	—	—	—
Common Stock: $0.01 par value per share, 215,000,000 shares authorized (6)	1,347	1,279	1,279	1,279	1,279
Additional paid-in capital	3,955,830	3,689,098	3,688,937	3,685,668	3,681,618
Dividends in excess of earnings	(928,626)	(857,779)	(785,222)	(728,012)	(766,704)
Accumulated other comprehensive income, net	14,962	13,947	10,691	(10,327)	(64,010)

Total Stockholders’ Equity	$4,091,722	$3,831,233	$3,610,516	$3,643,482	$3,547,111

Noncontrolling Interests
Noncontrolling interest in operating partnership	$35,632	$37,406	$29,027	$30,264	$28,935
Noncontrolling interest in consolidated joint ventures	6,927	7,081	6,969	6,823	7,224

Total Noncontrolling Interests	$42,559	$44,487	$35,996	$37,087	$36,159
Total Equity	$4,134,281	$3,875,720	$3,646,512	$3,680,569	$3,583,270

Total Liabilities and Equity	$9,910,231	$9,805,394	$9,685,745	$9,426,041	$9,184,859

(1)	Net of allowance for doubtful accounts of $6,530 and $5,576 as of June 30, 2014 and December 31, 2013, respectively.
(2)	Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively.
(3)	Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively.
(4)	Series G Cumulative Redeemable Preferred Stock, 5.875%, $250,000 and $250,000 liquidation preference, respectively ($25.00 per share), 10,000,000 and 10,000,000 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively.
(5)	Series H Cumulative Redeemable Preferred Stock, 7.375%, $365,000 and $0 liquidation preference, respectively ($25.00 per share), 14,600,000 and 0 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively.
(6)	Common Stock: 135,370,016 and 128,455,350 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively.

Components of NAV (1)	Financial Supplement
In thousands	Second Quarter 2014

Consolidated Properties Cash Net Operating Income (NOI)(2), Annualized (3)
Internet Gateway (4)	$182,534
Turn-Key Flex® (4)	456,336
Powered Base Building® (4)	182,534
Colo & Non-tech (4)	91,267
less: Partners’ share of consolidated JVs	(540)
Dispositions & expirations	(5,000)
2Q14 carry-over & 3Q-4Q14 backlog Cash NOI (stabilized) (5)	36,000

Total Consolidated Cash NOI, Annualized	$943,132

Digital Realty’s Pro Rata Share of Unconsolidated Joint Venture Cash NOI
Turn-Key Flex®	$13,726
Powered Base Building®	8,112

Total Unconsolidated Cash NOI, Annualized	$21,838

Other Income
Development and Management Fees (net), Annualized	$5,380

Other Assets
Pre-stabilized inventory, at cost	$381,089
Land held for development	117,878
Development CIP (6)	895,810
less: CIP associated with FY14 Backlog NOI	(171,500)
Cash and cash equivalents	80,926
Restricted cash	39,778
Accounts and other receivables, net	161,495
Other assets	62,794
less: Partners’ share of consolidated JV assets	(175)

Total Other Assets	$1,568,096

Liabilities
Global revolving credit facility	$374,641
Unsecured term loan	1,034,830
Unsecured senior notes	2,897,068
add: Unamortized discounts	17,352
Mortgage loans, net of premiums	552,696
Accounts payable and other accrued liabilities (7)	636,783
Security deposits and prepaid rents	161,500
FY14 backlog NOI cost to complete (8)	93,400
Preferred stock, at liquidation value	1,085,000
Digital Realty’s share of unconsolidated JV debt	118,099

Total Liabilities	$6,971,369

Diluted Shares and Units Outstanding	137,912

(1)	Includes Digital Realty’s share of backlog leasing at unconsolidated joint venture properties.
(2)	For a definition and discussion of NOI and Cash NOI, see page 43.
(3)	Annualized Cash NOI is calculated by multiplying results for the most recent quarter by four. Annualized results may not be indicative of any four-quarter period and do not take into account scheduled lease expirations, among other things. Annualized data is presented for illustrative purposes only.
(4)

Reflects annualized 2Q14 Cash NOI of $913 million. NOI is allocated 20% to Powered Base Building® , 50% to Turn-Key Flex®, 20% to Internet Gateway, and 10% to Colo/Non-tech. Actual Cash NOI allocable to each product or property type may be different.

(5)	Estimated Cash NOI related to signed leasing expected to commence in FY14. Includes Digital Realty’s share of signed leasing at unconsolidated JV properties.
(6)	See page 32 for further details on the breakdown of the CIP balance.
(7)	Includes net deferred tax liability of approximately $151.5 million.
(8)	Includes Digital Realty’s share of cost to complete at unconsolidated joint venture properties.

Consolidated Debt Analysis	Financial Supplement
Unaudited, in thousands	Second Quarter 2014

	As of June 30, 2014
	Maturity Date	Principal Balance	% of Total Debt	Interest Rate	Interest Rate Including Swaps
Global Revolving Credit Facility (1)
Global revolving credit facility	November 3, 2018	$374,641

Total Global Revolving Credit Facility		$374,641	8%	1.91%

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan	April 16, 2018	471,912
Hedged variable rate portion of term loan	April 16, 2018	562,918

Total Unsecured Term Loan		$1,034,830	21%	1.68%	2.01%

Prudential Unsecured Senior Notes
Series C	January 6, 2016	$25,000		9.68%
Series D	January 20, 2015	50,000		4.57%
Series E	January 20, 2017	50,000		5.73%
Series F	February 3, 2015	17,000		4.50%

Total Prudential Unsecured Senior Notes		$142,000	3%

Senior Notes
4.50% notes due 2015	July 15, 2015	$375,000		4.50%
5.875% notes due 2020	February 1, 2020	500,000		5.88%
5.25% notes due 2021	March 15, 2021	400,000		5.25%
3.625% notes due 2022	October 1, 2022	300,000		3.63%
4.75% notes due 2023	October 13, 2023	513,180		4.75%
4.25% notes due 2025	January 17, 2025	684,240		4.25%
Unamortized discounts		(17,352)

Total Senior Notes		$2,755,068	57%

Total Unsecured Senior Notes		$2,897,068	60%

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029 (2)	April 15, 2029	—		5.50%

Total Exchangeable Senior Debentures		—	0%

Mortgage Loans
Cressex 1	October 16, 2014	$29,268		5.68%
Manchester Technopark	October 16, 2014	8,904		5.68%
Secured Term Debt (3)	November 11, 2014	131,377		5.65%
200 Paul Avenue	October 8, 2015	69,698		5.74%
8025 North Interstate 35	March 6, 2016	6,187		4.09%
600 West Seventh Street	March 15, 2016	48,699		5.80%
34551 Ardenwood Boulevard	November 11, 2016	51,747		5.95%
2334 Lundy Place	November 11, 2016	37,637		5.96%
1100 Space Park Drive	December 11, 2016	51,707		5.89%
2045 & 2055 Lafayette Street	February 6, 2017	63,096		5.93%
150 South First Street	February 6, 2017	49,709		6.30%
731 East Trade Street	July 1, 2020	4,014		8.22%
Unamortized net premiums		653

Total Mortgage Loans		$552,696	11%

Debt Summary
Total unhedged variable rate debt		$846,553	17%
Total fixed rate / hedged variable rate debt		4,012,682	83%

Total Consolidated Debt		$4,859,235	100%		4.10%

Global Revolving Credit Facility Detail as of June 30, 2014

	Maximum Available	Existing Capacity (4)	Currently Drawn
Global Revolving Credit Facility	$2,000,000	$1,600,600	$374,641

(1)	Maturity dates assume that all extensions will be exercised.
(2)	On April 18, 2014, we redeemed approximately $5.2 million of the 2029 debentures pursuant to our redemption option. In connection with the redemption approximately $261.2 million of the debentures were tendered for exchange into approximately 6.7 million shares of common stock.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(4)	Net of letters of credit issued of $24.8 million.

Debt Maturities Unaudited, in thousands	Financial Supplement Second Quarter 2014

	As of June 30, 2014
	Interest Rate		2014	2015	2016	2017	2018	Thereafter	Total
Global Revolving Credit Facility (1)
Global revolving credit facility			—	—	—	—	$374,641	—	$374,641

Total Global Revolving Credit Facility	1.91%		—	—	—	—	$374,641	—	$374,641

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan			—	—	—	—	$471,912	—	$471,912
Hedged variable rate portion of term loan			—	—	—	—	562,918	—	562,918

Total Unsecured Term Loan	2.01	%(2)	—	—	—	—	$1,034,830	—	$1,034,830

Prudential Unsecured Senior Notes
Series C	9.68%		—	—	$25,000	—	—	—	$25,000
Series D	4.57%		—	50,000	—	—	—	—	50,000
Series E	5.73%		—	—	—	50,000	—	—	50,000
Series F	4.50%		—	17,000	—	—	—	—	17,000

Total Prudential Unsecured Senior Notes	5.87%		—	$67,000	$25,000	$50,000	—	—	$142,000

Senior Notes
4.50% notes due 2015	4.50%		—	$375,000	—	—	—	—	$375,000
5.875% notes due 2020	5.88%		—	—	—	—	—	500,000	500,000
5.25% notes due 2021	5.25%		—	—	—	—	—	400,000	400,000
3.625% notes due 2022	3.63%		—	—	—	—	—	300,000	300,000
4.75% notes due 2023	4.75%		—	—	—	—	—	513,180	513,180
4.25% notes due 2025	4.25%		—	—	—	—	—	684,240	684,240

Total Senior Notes	4.75%		—	$375,000	—	—	—	$2,397,420	$2,772,420

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029 (3)	5.50%		—	—	—	—	—	—	—

Total Exchangeable Senior Debentures	5.50%		—	—	—	—	—	—	—

Mortgage Loans
Secured Term Debt (4)	5.65%		$131,377	—	—	—	—	—	$131,377
200 Paul Avenue	5.74%		1,033	68,665	—	—	—	—	69,698
2045 & 2055 Lafayette Street	5.93%		533	1,125	1,195	60,243	—	—	63,096
34551 Ardenwood Boulevard	5.95%		408	862	50,477	—	—	—	51,747
1100 Space Park Drive	5.89%		413	871	50,423	—	—	—	51,707
150 South First Street	6.30%		393	832	878	47,606	—	—	49,709
600 West Seventh Street	5.80%		874	1,825	46,000	—	—	—	48,699
2334 Lundy Place	5.96%		296	627	36,714	—	—	—	37,637
Cressex 1	5.68%		29,268	—	—	—	—	—	29,268
Manchester Technopark	5.68%		8,904	—	—	—	—	—	8,904
8025 North Interstate 35	4.09%		130	268	5,789	—	—	—	6,187
731 East Trade Street	8.22%		179	416	503	546	593	1,777	4,014

Total Mortgage Loans	5.84%		$173,808	75,491	$191,979	$108,395	$593	$1,777	$552,043

Total unhedged variable rate debt			—	—	—	—	$846,553	—	$846,553

Total fixed rate / hedged variable rate debt			173,808	517,491	216,979	158,395	563,511	2,399,197	4,029,381

Total Debt	4.10%		$173,808	$517,491	$216,979	$158,395	$1,410,064	$2,399,197	$4,875,934

Weighted Average Interest Rate			5.66%	4.68%	6.27%	5.98%	1.98%	4.79%	4.10%

Summary

Weighted Average Term to Initial Maturity					5.2 Years

Weighted Average Maturity (assuming exercise of extension options)					5.5 Years

(1)	Assumes all extensions will be exercised.
(2)	Interest rate including swaps.
(3)	On April 18, 2014, we redeemed approximately $5.2 million of the 2029 debentures pursuant to our redemption option. In connection with the redemption approximately $261.2 million of the debentures were tendered for exchange into approximately 6.7 million shares of common stock.
(4)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.

Note: Total excludes $16,699, net premiums/discounts which consists of $653 of loan premiums and ($257), ($5,381), ($653), ($3,356), ($3,050), and ($4,655) of debt discount on 4.50% unsecured senior notes due 2015, 5.875% unsecured senior notes due 2020, 5.25% unsecured senior notes due 2021, 3.625% unsecured senior notes due 2022, 4.75% unsecured senior notes due 2023, and 4.25% unsecured senior notes due 2025, respectively.

Debt Analysis & Covenant Compliance	Financial Supplement
Unaudited	Second Quarter 2014

	As of June 30, 2014
	4.50% Notes due 2015 5.875% Notes due 2020 5.25% Notes due 2021		3.625% Notes due 2022 4.750% Notes due 2023 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual
Debt Covenant Ratios (1)

Total outstanding debt / total assets (2)	Less than 60%	42%	39%	Less than 60% (3)	36%

Secured debt / total assets (4)	Less than 40%	5%	4%	Less than 40%	5%

Total unencumbered assets / unsecured debt	Greater than 150%	249%	268%	N/A	N/A

Consolidated EBITDA / interest expense (5)	Greater than 1.5x	4.0x	4.0x	N/A	N/A

Fixed charge coverage		N/A	N/A	Greater than 1.5x	3.3x

Unsecured debt / total unencumbered asset value (6)		N/A	N/A	Less than 60%	40%

Unencumbered assets debt service coverage ratio		N/A	N/A	Greater than 1.5x	5.0x

(1)	For a definition of the terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Notes due 2025; the Global Senior Credit Agreement dated as of August 15, 2013, as amended by Amendment No. 1 dated December 11, 2013, and the Indenture dated April 1, 2014, which governs the 4.750% Notes due 2023, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022, 4.750% Notes due 2023, and 4.250% Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.00% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

Same-Store Operating Trend Summary	Financial Supplement
Unaudited and in thousands	Second Quarter 2014

Same-Store Portfolio (1)

	Three Months Ended					Six Months Ended
	30-Jun-14	30-Jun-13	% Change	31-Mar-14	% Change	30-Jun-14	30-Jun-13	% Change
Rental	$309,632	$275,648	12.3%	$300,195	3.1%	$609,827	$548,472	11.2%
Tenant reimbursements - Utilities	62,063	54,396	14.1%	59,183	4.9%	121,246	105,680	14.7%
Tenant reimbursements - Other	23,021	20,801	10.7%	23,935	(3.8%)	46,956	44,236	6.1%

Total Revenue	$394,716	$350,845	12.5%	$383,313	3.0%	$778,029	$698,388	11.4%

Utilities	$65,382	$57,093	14.5%	$62,060	5.4%	$127,442	$111,050	14.8%
Rental property operating	33,111	26,734	23.9%	30,717	7.8%	63,828	54,215	17.7%
Repairs & maintenance	27,711	22,202	24.8%	25,039	10.7%	52,750	45,763	15.3%
Property taxes	20,107	18,295	9.9%	21,603	(6.9%)	41,710	38,341	8.8%
Insurance	1,877	2,064	(9.1%)	2,398	(21.7%)	4,275	4,097	4.3%

Total Expenses	$148,188	$126,388	17.2%	$141,817	4.5%	$290,005	$253,466	14.4%

Net Operating Income (2)	$246,528	$224,457	9.8%	$241,496	2.1%	$488,024	$444,922	9.7%

Same-store straight-line rent	$18,366	$19,199	(4.3%)	$20,199	(9.1%)	$38,565	$39,848	(3.2%)
Above and below market rent	2,437	2,929	(16.8%)	2,612	(6.7%)	5,049	5,972	(15.5%)

Cash Net Operating Income (3)	$225,725	$202,329	11.6%	$218,685	3.2%	$444,410	$399,102	11.4%

Same-Store occupancy at period end (4)	92.0%	92.5%	(0.5%)	91.3%	0.7%	92.0%	92.5%	(0.5%)

Stabilized (“Same-Capital”) Portfolio (5)

	Three Months Ended					Six Months Ended
	30-Jun-14	30-Jun-13	% Change	31-Mar-14	% Change	30-Jun-14	30-Jun-13	% Change
Rental	$198,293	$190,487	4.1%	$197,221	0.5%	$395,514	$385,699	2.5%
Tenant reimbursements - Utilities	39,837	38,313	4.0%	39,497	0.9%	79,334	75,140	5.6%
Tenant reimbursements - Other	16,469	14,973	10.0%	17,542	(6.1%)	34,011	33,762	0.7%

Total Revenue	$254,599	$243,773	4.4%	$254,260	0.1%	$508,859	$494,601	2.9%

Utilities	$41,525	$39,930	4.0%	$41,090	1.1%	$82,615	$77,896	6.1%
Rental property operating	21,301	18,608	14.5%	19,489	9.3%	40,790	37,748	8.1%
Repairs & maintenance	16,027	13,997	14.5%	14,453	10.9%	30,480	29,974	1.7%
Property taxes	13,483	12,677	6.4%	14,324	(5.9%)	27,807	27,527	1.0%
Insurance	1,306	1,647	(20.7%)	1,828	(28.6%)	3,134	3,161	(0.9%)

Total Expenses	$93,642	$86,859	7.8%	$91,184	2.7%	$184,826	$176,306	4.8%

Net Operating Income (2)	$160,957	$156,914	2.6%	$163,076	(1.3%)	$324,033	$318,295	1.8%

Stabilized straight-line rent	$5,184	$9,150	(43.3%)	$7,623	(32.0%)	$12,807	$19,151	(33.1%)
Above and below market rent	3,367	3,749	(10.2%)	3,554	(5.3%)	6,921	7,618	(9.1%)

Cash Net Operating Income (3)	$152,406	$144,015	5.8%	$151,899	0.3%	$304,305	$291,526	4.4%

Stabilized Portfolio occupancy at period end (4)	93.3%	94.0%	(0.7%)	93.4%	(0.1%)	93.3%	94.0%	(0.7%)

(1)	Same-store properties were acquired on or before December 31, 2012. Excludes properties sold or contributed to joint ventures for all periods presented.
(2)	For a definition and discussion of net operating income, see page 43.
(3)	For a definition and discussion of cash net operating income, see page 43.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(5)	Represents properties owned as of December 31, 2012 with less than 5% of total rentable square feet under development. Also excludes properties that were undergoing, or were expected to undergo, development activities in 2013-2014 and properties sold or contributed to joint ventures for all periods presented.

Note: Unconsolidated joint ventures excluded from same-store / stabilized portfolio in all periods.

Summary of Leasing Activity	Financial Supplement
Leases Signed in the Quarter Ended June 30, 2014	Second Quarter 2014

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM
Leasing Activity - New (1) (6)
Number of leases (2)	17	71	—	6	53	191	—	3	17	63	87	334
Rentable Square Feet Leased (3)	182,598	916,679	—	195,437	26,899	113,470	—	38,642	73,807	197,431	283,304	1,461,659
Initial stabilized cash rent per square foot	$137	$140	—	$57	$203	$175	—	$166	$26	$23	$115	$117
GAAP rent per square foot (4)	$150	$150	—	$68	$211	$184	—	$159	$28	$26	$124	$125
Leasing cost per square foot	$69	$47	—	$1	$60	$49	—	$64	$34	$26	$59	$39
Weighted Average Lease Term (years)	7.3	7.3	—	15.0	4.1	4.5	—	6.6	9.5	7.7	7.6	8.2

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM
Leasing Activity - Renewals (1)
Number of leases (2)	1	17	7	35	18	74	N/A	N/A	6	34	32	160
Rentable square feet renewed (3)	6,847	251,721	160,755	856,296	8,377	53,026	N/A	N/A	47,360	171,938	223,339	1,332,981
Expiring cash rent per square foot	$131	$138	$34	$42	$182	$185	N/A	N/A	$23	$25	$41	$64
Renewed cash rent per square foot	$137	$135	$37	$45	$194	$187	N/A	N/A	$30	$28	$44	$66
Cash Rental Rate Change	5.0%	(2.4%)	6.2%	7.6%	6.5%	1.0%	N/A	N/A	29.5%	9.4%	9.0%	2.8%

Expiring GAAP rent per square foot (4)	$131	$126	$33	$37	$175	$179	N/A	N/A	$22	$24	$39	$58
Renewed GAAP rent per square foot (4)	$137	$136	$37	$50	$196	$193	N/A	N/A	$32	$29	$45	$69
GAAP Rental Rate Change	4.5%	8.2%	10.5%	33.9%	11.9%	7.5%	N/A	N/A	43.0%	20.8%	14.1%	19.4%

Leasing cost per square foot	$0	$5	$4	$4	$8	$14	N/A	N/A	$9	$5	$5	$5
Weighted Average Lease Term (years)	1.1	4.7	5.3	12.3	2.9	3.6	N/A	N/A	6.3	7.8	5.3	9.9

Retention Ratio (5)	54%	85%	88%	84%	86%	74%	N/A	N/A	99%	77%	88%	83%

(1)	Excludes short-term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease may include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP.
(5)	Based on square feet.
(6)	Includes leases for new and re-leased space.

Note: LTM is last twelve months, including current quarter.

Summary of Leasing Activity	Financial Supplement
Leases Commenced in the Quarter Ended June 30, 2014	Second Quarter 2014

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM
Leasing Activity - New (1) (5)
Number of leases (2)	17	58	—	5	49	176	—	8	20	60	86	307
Rentable Square Feet Leased (3)	161,338	644,543	—	67,722	31,755	104,011	—	146,757	88,822	197,535	281,915	1,160,568
Initial stabilized cash rent per square foot	$119	$136	—	$25	$196	$180	—	$119	$16	$22	$95	$112
GAAP rent per square foot (4)	$130	$146	—	$27	$190	$184	—	$120	$20	$24	$102	$119
Leasing cost per square foot	$60	$52	—	$7	$55	$49	—	$34	$46	$26	$55	$42
Weighted Average Lease Term (years)	8.7	8.2	—	11.7	4.3	4.4	—	9.1	11.9	9.5	9.2	8.4

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM	2Q14	LTM
Leasing Activity - Renewals (1)
Number of leases (2)	1	18	9	36	20	69	N/A	N/A	7	31	37	154
Rentable square feet renewed (3)	6,847	286,101	208,230	859,796	10,418	44,186	N/A	N/A	50,360	118,771	275,855	1,308,854
Expiring cash rent per square foot	$131	$149	$41	$42	$181	$194	N/A	N/A	$22	$24	$45	$69
Renewed cash rent per square foot	$137	$146	$43	$45	$199	$193	N/A	N/A	$28	$27	$48	$70
Cash Rental Rate Change	5.0%	(2.0%)	3.0%	7.6%	9.8%	(0.8%)	N/A	N/A	29.5%	13.6%	6.5%	2.5%

Expiring GAAP rent per square foot (4)	$131	$136	$39	$37	$177	$192	N/A	N/A	$21	$23	$43	$63
Renewed GAAP rent per square foot (4)	$137	$147	$45	$50	$201	$194	N/A	N/A	$32	$30	$51	$74
GAAP Rental Rate Change	4.5%	8.2%	15.9%	34.3%	14.0%	1.4%	N/A	N/A	54.4%	30.6%	18.2%	18.4%

Leasing cost per square feet	$0	$5	$3	$4	$8	$4	N/A	N/A	$9	$7	$4	$5
Weighted Average Lease Term (years)	1.1	4.8	4.5	12.2	2.8	2.2	N/A	N/A	6.2	6.4	4.7	9.8

(1)	Excludes short-term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease may include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot, adjusted for straight-line rents in accordance with GAAP.
(5)	Includes leases for new and re-leased space.

Note: LTM is last twelve months, including current quarter.

Lease Expirations and Lease Distribution Dollars in thousands, except per square foot	Financial Supplement Second Quarter 2014

Lease Expirations

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	% of Net Rentable Square Feet	Annualized Rent (3)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,554,782	7.6%		0.0%
Month to Month (4)	84	90,269	0.4%	$10,606	1.9%	$118	$118	$10,606
2014	175	582,294	2.9%	64,113	5.4%	110	110	64,114
2015	351	1,725,524	8.5%	91,211	7.7%	53	54	92,916
2016	322	1,565,400	7.7%	94,889	8.0%	61	64	99,716
2017	300	1,611,075	7.9%	83,984	7.1%	52	56	90,020
2018	235	1,591,011	7.8%	113,527	9.6%	71	80	127,251
2019	242	2,007,976	9.9%	133,549	11.3%	67	78	157,339
2020	163	1,336,042	6.6%	107,074	9.1%	80	94	126,256
2021	88	1,317,495	6.5%	79,387	6.7%	60	73	96,753
2022	110	1,447,943	7.1%	70,844	6.0%	49	59	85,062
2023	104	863,452	4.2%	59,981	5.1%	69	89	76,928
Thereafter	340	4,663,672	22.9%	274,587	23.1%	59	82	384,702

Total / Wtd. Avg.	2,514	20,356,935	100.0%	1,183,751	100.0%	$63	$75	$1,411,663

Lease Distribution

Square Feet Under Lease	Number of Leases (1)	Total Net Rentable Square Feet (2)	% of Net Rentable Square Feet	Annualized Rent (3)	% of Annualized Rent

Available		1,554,782	7.6%	—	0.0%
2,500 or less	1,664	725,674	3.6%	$70,398	5.9%
2,501 - 10,000	382	2,268,844	11.1%	221,858	18.7%
10,001 - 20,000	246	3,632,392	17.8%	343,175	29.0%
20,001 - 40,000	113	3,312,110	16.3%	243,321	20.6%
40,001 - 100,000	76	4,587,367	22.5%	190,062	16.1%
Greater than 100,000	33	4,275,766	21.1%	114,937	9.7%

Total / Wtd. Avg.	2,514	20,356,935	100.0%	$1,183,751	100.0%

(1)	Number of leases represents the leased-unit count; a lease may include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2014 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Lease Expirations - By Product Type Dollars in thousands, except per square foot	Financial Supplement Second Quarter 2014

Turn-Key Flex®

Year	Square Footage of Expiring Leases (1)	Annualized Rent (2)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available	404,996	—	0.0%
Month to Month (3)	37,743	$8,595	0.7%	$228	$228	$8,595
2014	199,051	37,913	3.2%	190	190	37,913
2015	299,281	35,314	3.0%	118	119	35,758
2016	367,495	53,478	4.5%	146	153	56,391
2017	384,075	57,668	4.9%	150	163	62,688
2018	593,238	78,070	6.6%	132	149	88,559
2019	527,129	82,691	7.0%	157	189	99,709
2020	570,261	81,650	6.9%	143	171	97,260
2021	361,923	59,734	5.0%	165	205	74,121
2022	280,055	40,648	3.4%	145	175	49,022
2023	346,051	48,554	4.1%	140	187	64,606
Thereafter	1,295,059	148,642	12.6%	115	164	212,694

Total / Wtd. Avg.	5,666,357	$732,957	61.9%	$139	$169	$887,316

Powered Base Building®
Available	206,522	—	0.0%
Month to Month (3)	32,256	$983	0.1%	$30	$30	$983
2014	222,369	13,536	1.1%	61	61	13,536
2015	1,053,856	34,209	2.9%	32	33	34,730
2016	891,545	26,375	2.2%	30	31	27,392
2017	514,722	5,346	0.5%	10	11	5,575
2018	723,241	24,780	2.1%	34	37	26,548
2019	1,086,301	39,719	3.4%	37	41	44,723
2020	473,697	16,035	1.4%	34	40	18,849
2021	511,435	13,408	1.1%	26	30	15,577
2022	879,358	24,920	2.1%	28	34	29,914
2023	420,923	9,128	0.8%	22	25	10,522
Thereafter	2,536,232	111,148	9.4%	44	60	152,951

Total / Wtd. Avg.	9,552,457	$319,587	27.1%	$34	$41	$381,300

Colocation
Available	208,551	—	0.0%
Month to Month (3)	1,397	$494	0.1%	$354	$354	$494
2014	44,455	9,767	0.8%	220	220	9,768
2015	76,861	16,369	1.3%	213	222	17,031
2016	43,889	9,297	0.8%	212	227	9,961
2017	36,261	5,866	0.5%	162	176	6,381
2018	19,499	3,883	0.3%	199	244	4,766
2019	38,474	4,945	0.4%	129	161	6,199
2020	9,854	1,392	0.1%	141	207	2,037
2021	3,839	395	0.1%	103	121	466
2022	—	—	0.0%	—	—	—
2023	—	—	0.0%	—	—	—
Thereafter	25,068	3,156	0.3%	126	189	4,747

Total / Wtd. Avg.	508,148	$55,564	4.7%	$185	$209	$61,850

Non-Technical
Available	734,713	—	0.0%
Month to Month (3)	18,873	$534	0.1%	$28	$28	$534
2014	116,419	2,898	0.2%	25	25	2,898
2015	295,526	5,319	0.4%	18	18	5,397
2016	262,471	5,740	0.5%	22	23	5,972
2017	676,017	15,105	1.2%	22	23	15,377
2018	255,033	6,794	0.6%	27	29	7,378
2019	356,072	6,194	0.5%	17	19	6,709
2020	282,230	7,997	0.7%	28	29	8,110
2021	440,298	5,851	0.5%	13	15	6,589
2022	288,530	5,275	0.4%	18	21	6,126
2023	96,478	2,299	0.2%	24	19	1,800
Thereafter	807,314	11,637	1.0%	14	18	14,307

Total / Wtd. Avg.	4,629,974	$75,643	6.3%	$19	$21	$81,197

(1)	For some properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2014 multiplied by 12.
(3)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Top 20 Tenants by Annualized Rent Dollar in thousands	Financial Supplement Second Quarter 2014

	Tenant	Number of Locations	Total Occupied Square Feet (1)	% of Net Rentable Square Feet	Annualized Rent (2)	% of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	CenturyLink, Inc. (3)	40	2,355,878	11.6%	$87,777	7.4%	77
2	IBM (4)	13	504,065	2.5%	67,957	5.7%	93
3	TelX Group, Inc.	12	341,202	1.7%	48,270	4.1%	165
4	Equinix Operating Company, Inc.	10	736,932	3.6%	36,145	3.1%	149
5	Morgan Stanley	5	200,161	1.0%	31,011	2.6%	34
6	Facebook, Inc.	4	209,085	1.0%	28,069	2.4%	58
7	AT&T	21	614,647	3.0%	26,412	2.2%	59
8	Deutsche Bank AG	3	113,461	0.6%	24,204	2.0%	49
9	NTT Communications Company	7	336,394	1.7%	22,803	1.9%	64
10	JPMorgan Chase & Co.	7	220,003	1.1%	22,051	1.9%	79
11	SunGard Availability Services LP	9	384,894	1.9%	20,962	1.8%	86
12	Verizon Communications, Inc.	34	320,703	1.6%	20,538	1.7%	75
13	TATA Communications (UK)	7	137,369	0.7%	15,655	1.3%	46
14	LinkedIn Corporation	2	173,766	0.9%	15,633	1.3%	122
15	Navisite Europe Limited	4	88,663	0.4%	14,031	1.2%	96
16	Nomura International PLC	2	63,137	0.3%	13,759	1.2%	67
17	Pfizer, Inc.	1	97,069	0.5%	11,886	1.0%	42
18	Amazon	9	286,575	1.4%	11,878	1.0%	66
19	Level 3 Communications, LLC	43	312,471	1.5%	11,432	1.0%	89
20	Yahoo! Inc.	2	110,847	0.5%	11,030	0.9%	40

	Total / Weighted Average		7,607,322	37.5%	$541,503	45.7%	85

(1)	Occupied square footage is calculated based on leases that commenced on or before June 30, 2014. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2014 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International, Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly-owned subsidiaries of CenturyLink.
(4)	Represents leases with IBM and leases with SoftLayer. IBM acquired SoftLayer in July 2013.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on ownership percentage.

Portfolio Summary As of June 30, 2014	Financial Supplement Second Quarter 2014

	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Number of Properties (1)
Domestic (2)	90	90	91	90	98
International	27	28	28	28	28
Unconsolidated joint ventures (1)	13	13	12	12	3

Total	130	131	131	130	129

Number of Buildings
Domestic	141	141	141	142	152
International	31	32	32	32	32
Unconsolidated joint ventures	15	15	14	14	3

Total	187	188	187	188	187

Number of Markets
Domestic	20	20	20	20	20
International	11	11	11	11	10
Unconsolidated joint ventures	2	2	2	2	2

Total	33	33	33	33	32

Net Rentable Square Feet (3)
Domestic	17,301,247	17,177,396	17,056,741	16,705,106	17,685,861
International	2,793,793	2,868,163	2,830,968	2,816,450	2,814,782
Unconsolidated joint ventures	1,676,445	1,665,868	1,511,842	1,511,842	447,399

Total	21,771,485	21,711,427	21,399,551	21,033,398	20,948,042

Active Development Square Feet (4)
Domestic	1,115,679	1,067,030	1,442,177	1,220,888	1,082,630
International	280,211	268,328	317,504	312,014	199,982

Total	1,395,890	1,335,358	1,759,681	1,532,902	1,282,612

Space Held for Development (5)
Domestic	978,328	1,094,152	1,015,574	1,791,277	1,827,410
International	305,210	328,092	316,111	335,748	449,448

Total	1,283,538	1,422,244	1,331,685	2,127,025	2,276,858

Portfolio occupancy (6)	92.8%	92.1%	92.6%	93.0%	93.1%
Digital Realty’s share occupancy (7)	92.4%	91.6%	92.2%	92.7%	93.1%
Same-store portfolio occupancy (8)	92.0%	91.3%	91.9%	92.4%	92.5%
Stabilized “same-capital” pool occupancy (9)	93.3%	93.4%	94.1%	94.3%	94.0%

(1)	Includes 11 properties held in our managed portfolio of unconsolidated joint ventures consisting of 4650 Old Ironsides Drive, Santa Clara, CA, 2950 Zanker Road, San Jose, CA, 4700 Old Ironsides Drive, Santa Clara, CA, 444 Toyama Drive, Sunnyvale, CA, 43790 Devin Shafron Drive - (Bldg E), Ashburn, VA, 21551 Beaumeade Circle, Ashburn, VA, 7505 Mason King Court, Manassas, VA, 14901 FAA Boulevard, Fort Worth, TX, 900 Dorothy Drive, Richardson, TX, 33 Chun Choi Street, Hong Kong and 636 Pierce Street, Somerset, NJ; and two unconsolidated non-managed joint ventures: 2001 Sixth Avenue, Seattle, WA and 2020 Fifth Avenue, Seattle, WA.
(2)	43790 Devin Shafron Drive - E and 21551 Beaumeade Circle are included in the property count because they were separately contributed to our managed unconsolidated joint venture in September 2013. Not included in quarter ended June 30, 2013.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common areas.
(4)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(5)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(6)	Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures and non-managed unconsolidated joint ventures. Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.
(7)	Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage. Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.
(8)	Represents consolidated portfolio of properties that were acquired on or before December 31, 2012. Excludes properties sold or contributed to joint ventures for all periods presented. Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.
(9)	Represents consolidated portfolio of properties owned as of December 31, 2012 with less than 5% of total rentable square feet under development. Also excludes properties that were undergoing, or were expected to undergo, development activities in 2013-2014 and properties sold or contributed to joint venture. Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.

Portfolio Overview by Product Type Dollars in thousands	Financial Supplement Second Quarter 2014

Property	Annualized Rent (1)	% of Annualized Rent	% of Property Type Total
Corporate Data Center
Turn-Key Flex®	$614,019	51.8%	68.1%
Powered Base Building®	211,855	17.9%	23.4%
Colocation	24,742	2.1%	2.7%
Non-technical	52,822	4.5%	5.8%

Data Center Total	$903,438	76.3%	100.0%

Internet Gateway Data Center
Turn-Key Flex®	$118,940	9.9%	44.2%
Powered Base Building®	107,731	9.1%	40.1%
Colocation	30,822	2.6%	11.5%
Non-technical	11,331	1.0%	4.2%

Internet Gateway Data Center Total	$268,824	22.7%	100.0%

Non-Data Center
Non-technical	$11,489	1.0%	100.0%

Non-Data Center Total	$11,489	1.0%	100.0%

Total	$1,183,751	100.0%

(1)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2014, multiplied by 12.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Turn-Key Flex® & Colocation Product Overview by Market (1)	Financial Supplement Second Quarter 2014

Market	IT Load mW Capacity (2)	Net Rentable Square Feet (3)	Occupancy % (4)	Leased SF

Northern Virginia	54.7	781,897	97.8%	764,862
Phoenix	45.2	695,945	80.1%	557,767
Dallas	43.5	679,893	96.5%	656,420
Silicon Valley	32.7	372,961	93.9%	350,137
New York	30.0	533,973	94.0%	501,910
Chicago	25.3	387,824	95.5%	370,423
San Francisco	22.6	385,244	83.7%	322,608
Boston	21.1	393,750	92.8%	365,547
Los Angeles	13.3	238,220	91.9%	219,019
Houston	13.2	155,760	81.6%	127,059
Other Markets	19.9	291,133	62.4%	181,599

Total North America	321.5	4,916,600	89.8%	4,417,351

London, United Kingdom	58.6	748,699	97.2%	727,701
Other Markets	11.8	183,437	92.7%	170,053

Total Europe	70.4	932,136	96.3%	897,754

Singapore	12.5	180,960	85.4%	154,468
Other Markets	11.4	144,809	63.1%	91,385

Total Asia/Pacific	23.9	325,769	75.5%	245,853

Total	415.8	6,174,505	90.1%	5,560,958

(1)	Excludes any power associated with Powered Base Building® and Non-Technical product types.
(2)	IT Load mW Capacity represents UPS-backed utility power dedicated to Digital Realty’s operated data center space.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Occupancy Analysis Dollars in thousands	Financial Supplement Second Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 6/30/14	As of 3/31/14

North America

Northern Virginia
43940 Digital Loudoun Plaza (Bldg G)	Data Center	232,382	160,329	—	$24,421	100.0%	96.9%
43881 Devin Shafron Drive (Bldg B)	Data Center	180,000	—	—	19,452	99.0%	99.0%
43915 Devin Shafron Drive (Bldg A)	Data Center	132,280	—	—	16,504	100.0%	100.0%
43791 Devin Shafron Drive (Bldg D)	Data Center	134,741	—	259	13,291	100.0%	100.0%
43830 Devin Shafron Drive (Bldg F)	Data Center	101,300	—	11,950	11,614	95.6%	95.6%
4050 Lafayette Center Drive	Data Center	42,374	—	—	7,061	99.0%	99.0%
4030 Lafayette Center Drive	Data Center	72,696	—	—	5,953	100.0%	100.0%
45901 & 45845 Nokes Boulevard	Data Center	167,160	—	—	4,826	100.0%	100.0%
44470 Chilum Place	Data Center	95,440	—	—	4,529	100.0%	100.0%
21110 Ridgetop Circle	Data Center	135,513	—	—	3,095	100.0%	100.0%
21561 & 21571 Beaumeade Circle	Data Center	164,453	—	—	3,019	100.0%	100.0%
1506 Moran Road	Data Center	78,295	—	—	2,370	100.0%	100.0%
1807 Michael Faraday Court	Data Center	19,237	—	—	1,848	100.0%	100.0%
251 Exchange Place	Data Center	70,982	—	—	1,740	100.0%	100.0%
43831 Devin Shafron Drive (Bldg C)	Data Center	117,071	—	—	1,609	100.0%	100.0%
8100 Boone Boulevard (6)	Data Center	17,015	—	—	570	24.3%	23.8%
4040 Lafayette Center Drive	Data Center	—	30,333	—	—	N/A	N/A
44060 Digital Loudoun Plaza (Bldg K)	Data Center	—	281,431	—	—	N/A	N/A

Total		1,760,939	472,093	12,209	$121,902	98.9%	98.5%

Dallas
2323 Bryan Street	Internet Gateway	453,539	—	23,568	$16,582	75.8%	74.3%
1232 Alma Road	Data Center	105,726	—	—	13,624	98.6%	95.3%
2501 S. State Hwy. 121	Data Center	829,372	—	—	13,472	98.5%	98.5%
2440 Marsh Lane	Data Center	135,250	—	—	13,238	94.9%	94.7%
4849 Alpha Road	Data Center	125,538	—	—	11,418	100.0%	100.0%
4025 Midway Road	Data Center	100,590	—	—	10,514	98.4%	98.4%
11830 Webb Chapel Road	Data Center	365,647	—	—	8,070	98.0%	98.0%
850 East Collins	Data Center	121,366	—	—	7,726	87.0%	3.5%
400 S. Akard	Internet Gateway	269,563	—	—	7,298	86.5%	94.7%
900 Quality Way	Data Center	42,318	56,840	15,764	6,466	100.0%	96.2%
950 East Collins	Data Center	81,873	39,413	—	6,290	100.0%	100.0%
1215 Integrity Drive (7)	Data Center	61,750	56,126	—	2,688	96.8%	95.7%
904 Quality Way	Data Center	46,750	—	—	978	100.0%	100.0%
17201 Waterview Parkway	Data Center	61,750	—	—	704	100.0%	100.0%
905 Security Row (8)	Data Center	—	—	—	—	N/A	N/A
1210 Integrity Drive (8)	Data Center	—	—	—	—	N/A	N/A
1301 International Parkway	Data Center	—	—	20,500	—	N/A	N/A

Total		2,801,032	152,379	59,832	$119,068	93.1%	91.1%

New York
365 S Randolphville Road	Data Center	264,792	86,656	—	$26,832	94.1%	93.8%
111 Eighth Avenue (9)	Internet Gateway	116,843	—	—	21,883	100.0%	100.0%
3 Corporate Place	Data Center	276,931	—	—	19,749	100.0%	100.0%
300 Boulevard East	Data Center	346,819	—	22,962	16,951	93.7%	93.6%
60 & 80 Merritt Boulevard	Data Center	209,807	—	17,959	16,237	93.8%	92.4%
410 Commerce Boulevard (10)	Data Center	27,943	—	—	4,847	100.0%	100.0%
701 Union Boulevard	Data Center	—	—	—	30	N/A	N/A
650 Randolph Road	Data Center	—	—	127,790	—	N/A	N/A
3 Corporate Place Annex	Data Center	—	100,515	—	—	N/A	N/A

Total		1,243,135	187,171	168,711	$106,529	96.0%	95.6%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 6/30/14	As of 3/31/14
Property

Silicon Valley
1350 Duane & 3080 Raymond	Data Center	185,000	—	—	$10,875	100.0%	100.0%
3011 Lafayette Street	Data Center	90,780	—	—	10,869	100.0%	100.0%
1500 Space Park Drive	Data Center	51,615	—	—	9,605	100.0%	100.0%
3105 and 3205 Alfred Street	Data Center	49,858	—	—	9,022	92.8%	87.9%
1525 Comstock Street	Data Center	42,385	—	—	8,908	100.0%	100.0%
1100 Space Park Drive	Internet Gateway	165,297	—	—	7,969	92.7%	92.7%
2045 & 2055 Lafayette Street	Data Center	300,000	—	—	7,380	100.0%	100.0%
1725 Comstock Street	Data Center	39,643	—	—	7,077	100.0%	100.0%
150 South First Street	Data Center	179,761	—	—	6,676	97.2%	97.2%
2805 Lafayette Street (11)	Data Center	53,240	39,377	44,803	4,974	86.6%	57.5%
1201 Comstock Street	Data Center	24,000	—	—	4,877	100.0%	100.0%
2334 Lundy Place	Data Center	130,752	—	—	4,661	100.0%	100.0%
2401 Walsh Street	Data Center	167,932	—	—	3,950	100.0%	100.0%
2403 Walsh Street	Data Center	103,940	—	—	2,445	100.0%	100.0%

Total		1,584,203	39,377	44,803	$99,288	98.2%	97.1%

Chicago
350 E. Cermak Road	Internet Gateway	1,133,739	—	—	$71,115	98.9%	98.9%
9333, 9355, 9377 Grand Avenue	Data Center	109,270	250,000	176,454	7,833	94.9%	92.2%
600-780 S. Federal	Internet Gateway	131,930	—	29,617	7,529	86.7%	86.7%

Total		1,374,939	250,000	206,071	$86,477	97.4%	97.2%

San Francisco
200 Paul Avenue	Internet Gateway	479,461	14,659	18,522	$27,628	91.9%	92.1%
365 Main Street	Internet Gateway	226,981	—	—	27,341	73.8%	73.6%
720 2nd Street	Data Center	121,220	—	—	17,047	92.7%	90.6%
360 Spear Street	Data Center	154,950	—	—	8,197	100.0%	100.0%

Total		982,612	14,659	18,522	$80,213	89.1%	88.9%

Phoenix
2121 South Price Road	Data Center	508,173	—	—	$49,675	75.5%	74.6%
120 E. Van Buren	Internet Gateway	287,514	—	—	21,534	88.1%	87.8%
2055 East Technology Circle	Data Center	76,350	—	—	7,840	89.7%	100.0%
1900 S. Price Road	Data Center	118,348	—	108,926	1,450	100.0%	100.0%

Total		990,385	—	108,926	$80,499	83.2%	83.4%

Boston
128 First Avenue	Data Center	274,750	—	—	$23,760	97.0%	97.0%
55 Middlesex Turnpike	Data Center	101,067	—	—	12,424	99.3%	96.8%
100 & 200 Quannapowitt Parkway	Data Center	307,503	—	79,453	8,454	87.7%	87.6%
115 Second Avenue	Data Center	66,730	—	—	3,869	100.0%	100.0%
105 Cabot Street	Data Center	34,526	—	71,205	2,401	59.1%	45.8%
600 Winter Street	Data Center	30,400	—	—	775	100.0%	100.0%

Total		814,976	—	150,658	$51,683	92.5%	91.6%

Los Angeles
600 West Seventh Street	Internet Gateway	489,722	—	—	$24,032	98.1%	98.1%
2260 East El Segundo Boulevard	Data Center	132,240	—	—	11,056	85.5%	85.5%
200 North Nash Street	Data Center	113,606	—	—	2,672	100.0%	100.0%
3015 Winona Avenue	Data Center	82,911	—	—	1,740	100.0%	100.0%
3300 East Birch Street	Data Center	68,807	—	—	1,641	100.0%	100.0%

Total		887,286	—	—	$41,141	96.8%	96.8%

Houston
Digital Houston	Data Center	404,799	—	22,722	$16,604	91.0%	90.9%

Total		404,799	—	22,722	$16,604	91.0%	90.9%

Atlanta
375 Riverside Parkway	Data Center	250,191	—	—	$8,509	100.0%	100.0%
760 Doug Davis Drive	Data Center	334,306	—	—	6,566	100.0%	100.0%
101 Aquila Way	Data Center	313,581	—	—	1,459	100.0%	100.0%

Total		898,078	—	—	$16,534	100.0%	100.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 6/30/14	As of 3/31/14
Property

Philadelphia
833 Chestnut Street	Data Center	642,981	—	62,080	$14,632	94.8%	91.7%

Total		642,981	—	62,080	$14,632	94.8%	91.7%

Denver
11900 East Cornell Avenue	Data Center	285,840	—	—	$6,449	94.3%	94.3%
8534 Concord Center Drive	Data Center	85,660	—	—	3,784	100.0%	100.0%

Total		371,500	—	—	$10,233	95.6%	95.6%

St. Louis
210 N Tucker Boulevard	Data Center	258,269	—	77,778	$5,250	61.1%	60.7%
900 Walnut Street	Internet Gateway	105,776	—	6,490	4,643	95.8%	95.8%

Total		364,045	—	84,268	$9,893	71.2%	70.9%

Portland
3825 NW Aloclek Place	Data Center	48,574	—	—	$7,993	100.0%	100.0%

Total		48,574	—	—	$7,993	100.0%	100.0%

Austin
7500 Metro Center Drive	Data Center	58,833	—	16,129	$3,855	41.0%	40.7%
7401 E. Ben White Blvd Building 7 - 9	Data Center	203,235	—	—	1,908	100.0%	100.0%
8025 North Interstate 35	Data Center	62,237	—	—	934	100.0%	100.0%
7620 Metro Center Drive	Data Center	45,000	—	—	345	69.6%	69.6%

Total		369,305	—	16,129	$7,042	86.9%	86.8%

Miami
36 NE 2nd Street	Internet Gateway	162,140	—	—	$4,548	86.1%	85.5%
2300 NW 89th Place	Data Center	64,174	—	—	694	100.0%	100.0%

Total		226,314	—	—	$5,242	90.0%	89.6%

Minneapolis/St. Paul
1500 Towerview Road	Data Center	328,765	—	—	$4,571	100.0%	100.0%
1125 Energy Park Drive	Data Center	78,164	—	—	407	22.2%	22.2%

Total		406,929	—	—	$4,978	85.1%	85.1%

Sacramento
11085 Sun Center Drive	Data Center	69,048	—	—	$2,964	100.0%	100.0%
3065 Gold Camp Drive	Data Center	40,394	—	23,397	1,923	100.0%	100.0%

Total		109,442	—	23,397	$4,887	100.0%	100.0%

Charlotte
125 North Myers	Internet Gateway	25,402	—	—	$1,436	100.0%	100.0%
731 East Trade Street	Internet Gateway	40,879	—	—	1,391	100.0%	100.0%
113 North Myers	Internet Gateway	29,218	—	—	973	100.0%	100.0%

Total		95,499	—	—	$3,800	100.0%	100.0%

Toronto, Canada
6800 Millcreek Drive	Data Center	83,758	—	—	$2,135	100.0%	100.0%
371 Gough Road	Data Center	24,176	43,741	29,859	672	100.0%	100.0%

Total		107,934	43,741	29,859	$2,807	100.0%	100.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 6/30/14	As of 3/31/14
Property

EUROPE

London, England
Unit 21 Goldsworth Park Trading Estate	Data Center	379,043	—	101,086	$61,189	98.7%	96.7%
Watford (12)	Data Center	133,000	—	—	21,606	97.3%	97.3%
3 St. Anne’s Boulevard	Data Center	96,147	—	—	19,844	84.9%	84.9%
Croydon (13)	Data Center	120,000	—	—	17,541	100.0%	100.0%
Mundells Roundabout	Data Center	113,464	—	—	8,984	100.0%	100.0%
Cressex 1	Data Center	50,847	—	—	8,305	100.0%	100.0%
Fountain Court	Data Center	42,769	20,000	69,002	4,932	73.1%	67.3%
2 St. Anne’s Boulevard	Data Center	30,612	—	—	4,163	100.0%	100.0%
1 St. Anne’s Boulevard	Data Center	20,219	—	—	319	100.0%	100.0%
Principal Park, Crawley	Data Center	—	106,400	—	—	N/A	N/A

Total		986,101	126,400	170,088	$146,883	96.5%	95.8%

Paris, France
114 Rue Ambroise Croizat	Internet Gateway	360,920	—	—	$22,921	96.0%	96.0%
1 Rue Jean-Pierre	Data Center	104,666	—	—	4,912	100.0%	100.0%
127 Rue de Paris	Data Center	59,991	—	—	2,105	100.0%	100.0%
Liet-dit ie Christ de Saclay	Data Center	21,337	—	—	702	100.0%	100.0%

Total		546,914	—	—	$30,640	97.4%	97.4%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	Data Center	120,000	—	—	$10,872	95.2%	95.2%
Clonshaugh Industrial Estate (Eircom)	Data Center	124,500	—	—	9,199	100.0%	100.0%
Clonshaugh Industrial Estate IE	Data Center	20,000	—	—	1,666	100.0%	100.0%
Profile Park	Data Center	—	47,092	—	—	N/A	N/A

Total		264,500	47,092	—	$21,737	97.8%	97.8%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Data Center	112,472	—	—	$7,887	100.0%	100.0%
Cateringweg 5	Data Center	55,972	—	—	5,761	100.0%	100.0%
Naritaweg 52	Data Center	63,260	—	—	2,821	100.0%	100.0%
Gyroscoopweg 2E-2F	Data Center	55,585	—	—	1,337	100.0%	100.0%
Liverpoolweg 10 - The Netherlands	Data Center	16,813	—	—	850	100.0%	100.0%
De President Business Park	Technology Office	—	—	—	—	N/A	N/A

Total		304,102	—	—	$18,656	100.0%	100.0%

Manchester, England
Manchester Technopark	Data Center	38,016	—	—	$2,053	100.0%	100.0%

Total		38,016	—	—	$2,053	100.0%	100.0%

Geneva, Switzerland
Chemin de l Epinglier 2	Data Center	59,190	—	—	$1,840	100.0%	100.0%

Total		59,190	—	—	$1,840	100.0%	100.0%

ASIA PACIFIC

Singapore
29A International Business Park	Data Center	303,915	50,425	16,160	$35,556	89.2%	87.6%

Total		303,915	50,425	16,160	$35,556	89.2%	87.6%

Melbourne
98 Radnor Drive	Data Center	52,988	—	—	$7,483	100.0%	100.0%
Deer Park 2 (72 Radnor Drive)	Data Center	40,000	12,553	41,029	797	9.2%	7.9%

Total		92,988	12,553	41,029	$8,280	60.9%	60.4%

Sydney
1-11 Templar Road (14)	Data Center	38,143	—	48,074	$4,867	71.9%	70.1%
23 Waterloo Road	Data Center	51,990	—	—	1,305	100.0%	100.0%

Total		90,133	—	48,074	$6,172	88.1%	87.1%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 6/30/14	As of 3/31/14
Property

NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard	Technology Manufacturing	307,657	—	—	$4,214	41.6%	41.6%
2010 East Centennial Circle	Technology Manufacturing	113,405	—	—	3,194	100.0%	100.0%
1 Savvis Parkway	Technology Office	156,000	—	—	3,042	100.0%	100.0%
8201 E. Riverside Drive Building 4 - 6	Technology Manufacturing	133,460	—	—	1,039	85.6%	67.4%
908 Quality Way	Technology Office	14,400	—	—	—	86.1%	86.1%
47700 Kato Road & 1055 Page Avenue	Technology Manufacturing	199,352	—	—	—	0.0%	0.0%

Total		924,274	—	—	$11,489	56.7%	54.1%

Consolidated Portfolio Total/Weighted Average		20,095,040	1,395,890	1,283,538	$1,174,751	92.3%	91.5%

UNCONSOLIDATED JOINT VENTURES

Silicon Valley
4650 Old Ironsides Drive	Data Center	124,383	—	—	$4,173	100.0%	100.0%
2950 Zanker Road	Data Center	69,700	—	—	3,151	100.0%	100.0%
4700 Old Ironsides Drive	Data Center	90,139	—	—	2,120	100.0%	100.0%
444 Toyama Drive	Data Center	42,083	—	—	1,942	100.0%	100.0%

Total		326,305	—	—	$11,386	100.0%	100.0%

Northern Virginia
43790 Devin Shafron Drive (Bldg E)	Data Center	152,138	—	—	$3,325	100.0%	100.0%
21551 Beaumeade Circle	Data Center	152,504	—	—	2,150	100.0%	100.0%
7505 Mason King Court	Data Center	109,650	—	—	1,911	100.0%	100.0%

Total		414,292	—	—	$7,386	100.0%	100.0%

Dallas
14901 FAA Boulevard	Data Center	263,700	—	—	$5,318	100.0%	100.0%
900 Dorothy Drive	Data Center	56,176	—	—	1,661	100.0%	100.0%

Total		319,876	—	—	$6,979	100.0%	100.0%

Hong Kong
33 Chun Choi Street	Data Center	56,267	—	—	$6,419	75.9%	69.9%

Total		56,267	—	—	$6,419	75.9%	69.9%

New York
636 Pierce Street	Data Center	108,336	—	—	$3,190	100.0%	100.0%

Total		108,336	—	—	$3,190	100.0%	100.0%

Unconsolidated Portfolio Total/Weighted Average		1,225,076	—	—	$35,360	98.9%	98.9%
Managed Portfolio Total/Weighted Average		21,320,116	1,395,890	1,283,538	$1,210,111	92.7%	91.9%

Digital Realty Share Total/Weighted Average (15)		20,356,935	1,395,890	1,283,538	$1,183,751	92.4%	91.6%

NON-MANAGED JOINT VENTURES

Seattle
2001 Sixth Avenue	Data Center	400,369	—	—	$31,257	98.7%	97.0%
2020 Fifth Avenue	Data Center	51,000	—	—	4,809	100.0%	100.0%

Total		451,369	—	—	$36,066	98.8%	97.4%

Non-Managed Portfolio Total/Weighted Average		451,369	—	—	$36,066	98.8%	97.4%

Portfolio Total/Weighted Average		21,771,485	1,395,890	1,283,538	$1,246,177	92.8%	92.1%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Space under active development includes current Base Building and Data Center projects in progress. See page 30.
(3)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(4)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2014 multiplied by 12.
(5)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(6)	Includes approximately 17,105 rentable square feet from a leasehold interest acquisition.
(7)	Building formerly referred to as 1215 Datacenter Park.
(8)	Building was razed during Q4 2013 and added to the Land Inventory pursuant to our business plan. See page 34.
(9)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(10)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(11)	Building formerly referred to as 800 Central Expressway.
(12)	Building formerly referred to as The Chess Building.
(13)	Building formerly referred to as Unit B Prologis Park.
(14)	Building formerly referred to as 1-23 Templar Road.
(15)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Development Lifecycle - Committed Active Development	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Base Building Construction					Data Center Construction
	# of Locations	Total Square Feet	A	B	A + B	# of Locations	Total Square Feet	kW	A	B	A + B	% Leased	Average Expected Completion Period	Est. GAAP Yield. (4)	Est. Stabilized Cash Yield (4)
Market			Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)				Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)
Chicago	1	225,000	$62,732	$16,782	$79,514	1	25,000	1,800	$18,052	$2,634	$20,686	0.0%	3Q14
Dallas						3	152,379	9,375	28,089	70,063	98,152	100.0%	2Q15
New York	2	173,898	70,380	6,526	76,905	1	13,273	600	5,428	13,041	18,469	100.0%	1Q15
N. Virginia	2	345,672	38,720	25,187	63,907	3	126,421	9,600	54,877	61,110	115,987	81.7%	4Q15
San Francisco						1	14,659	1,200	5,736	13,296	19,031	100.0%	3Q14
Silicon Valley						1	39,377	3,600	28,938	21,553	50,491	77.2%	3Q15
Toronto						1	43,741	4,050	32,868	42,520	75,388	100.0%	3Q15

North America	5	744,570	$171,832	$48,494	$220,327	11	414,850	30,225	$173,988	$224,217	$398,205	86.2%		10.7%	9.9%
Dublin	1	27,430	$17,258	$1,329	$18,587	1	19,662	1,920	$19,912	$5,919	$25,831	0.0%	3Q14
London						2	126,400	11,920	60,030	118,471	178,501	92.4%	1Q17

Europe	1	27,430	$17,258	$1,329	$18,587	3	146,062	13,840	$79,942	$124,390	$204,332	80.0%		10.2%	9.1%
Melbourne						1	12,553	1,440	$3,541	$14,887	$18,428	100.0%	2Q15
Singapore						1	50,425	6,000	25,082	48,013	73,094	100.0%	4Q14

Asia Pacific						1	62,978	7,440	$28,622	$62,900	$91,522	100.0%		13.8%	13.4%

Total	6	772,000	$189,091	$49,823	$238,914	15	623,890	51,505	$282,553	$411,507	$694,060	86.2%		11.0%	10.1%

	Total Active Development
	# of Locations	Total Square Feet	A	B	A + B
			Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)
Market
Chicago	1	250,000	$80,785	$19,416	$100,201
Dallas	4	152,379	28,089	70,063	98,152
New York	2	187,171	75,807	19,567	95,375
N. Virginia	3	472,093	93,598	86,296	179,894
San Francisco	1	14,659	5,736	13,296	19,031
Silicon Valley	1	39,377	28,938	21,553	50,491
Toronto	1	43,741	32,868	42,520	75,388

North America	13	1,159,420	$345,821	$272,711	$618,532
Dublin	1	47,092	$37,170	$7,248	$44,418
London	2	126,400	60,030	118,471	178,501

Europe	3	173,492	$97,200	$125,719	$222,919
Melbourne	1	12,553	$3,541	$14,887	$18,428
Singapore	1	50,425	25,082	48,013	73,094

Asia Pacific	1	62,978	$28,622	$62,900	$91,522

Total	17	1,395,890	$471,643	$461,330	$932,973

(1)	Represents balances incurred through June 30, 2014.
(2)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.
(3)	For Base Building construction, represents the pro rata share of the acquisition and infrastructure costs related to the specific Base Building project. For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(4)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Development Lifecycle - In Service	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Pre-Stabilized (1)
Market	# of Locations	Total Square Feet	kW	Total Current Investment (2)	% Leased	Est. GAAP Yield. (3)	Est. Stabilized Cash Yield (3)
Austin	1	34,732	2,240	$33,567	0.0%
Boston	2	26,799	1,900	25,984	1.2%
Chicago	2	11,742	991	17,300	2.3%
Dallas	1	8,393	425	4,685	1.6%
Houston	1	26,492	2,337	23,090	0.0%
New York	3	32,882	2,175	31,655	6.6%
Phoenix	1	101,210	6,568	70,286	22.9%
Silicon Valley	3	19,184	1,913	26,696	9.1%
St. Louis	1	59,085	2,516	39,484	0.0%

North America	15	320,519	21,065	$272,747	8.9%	11.2%	10.5%

London	2	20,998	1,593	$25,873	0.0%
Paris	1	12,353	930	13,524	0.0%

Europe	3	33,351	2,523	$39,397	0.0%	11.2%	10.5%

Melbourne	1	36,328	2,600	$37,218	55.4%
Singapore	1	22,694	1,701	20,610	0.0%
Sydney	1	10,820	760	11,117	0.4%

Asia Pacific	3	69,842	5,061	$68,945	28.5%	16.0%	15.1%

Total	21	423,712	28,649	$381,089	11.6%	12.0%	11.3%

(1)	In service inventory requiring lease commencement.
(2)	For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(3)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Construction Projects in Progress - Total Investments	Financial Supplement
Dollars in thousands, except per square foot	Second Quarter 2014

Construction Projects in Progress - Total Investments	Net Rentable Square Feet (6)	Acreage	Current Investment (7)	Future Investment (8)	Total Investment	Total Cost/ Net Rentable Square Foot

Development Lifecycle

Land Inventory (1)	N/A	153.7	$117,878	—	$117,878	—
Space Held for Development (1)	1,283,538	N/A	361,643	—	361,643	$282
Base Building Construction (2)	772,000	N/A	189,091	$49,823	238,914	309
Data Center Construction (3)	623,890	N/A	282,553	411,507	694,060	1,112
Equipment Pool & Other Inventory (4)		N/A	25,274	—	25,274	—
Campus, Tenant Improvements & Other (5)		N/A	37,250	13,289	50,539	—

Total Development	2,679,428	153.7	$1,013,689	$474,619	$1,488,308

Enhancement & Other			$67,054	$22,517	$89,571
Recurring			9,700	10,798	20,498

Total Construction in Progress			$1,090,443	$507,934	$1,598,377

(1)	Land Inventory and Space Held for Development reflect cumulative cost spent pending future development.
(2)	Base Building Construction consists of ongoing improvements to building infrastructure in preparation for future data center fit-out.

(3)	Data Center Construction includes 623,890 square feet of Turn-Key Flex® , Custom Solutions and Powered Base Building® space.
(4)	Equipment Pool and Other Inventory represents long-lead time equipment and materials required for timely deployment and delivery of data center fit-out.
(5)	Represents improvements in progress as of June 30, 2014 which benefit space recently converted to our operating portfolio and is composed primarily of shared infrastructure projects and first generation tenant improvements.
(6)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(7)	Represents balances incurred through June 30, 2014.
(8)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.

Note: We capitalize interest on active construction work. Base Building Construction, Data Center Construction, Equipment Pool, Campus Improvements, Enhancements and Recurring are considered active construction work.

Historical Capital Expenditures and Investments in Real Estate	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Three Months Ended					Six Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	30-Jun-14	30-Jun-13
Non-Recurring (1)
Development	$172,403	$185,554	$204,796	$247,648	$272,558	$357,957	$474,071

Enhancements and Other Non-Recurring	13,955	18,179	32,773	30,049	17,419	32,134	48,680

Total Non-Recurring	$186,359	$203,733	$237,569	$277,697	$289,977	$390,092	$522,751

Recurring (2)	$11,355	$8,685	$17,025	$12,895	$13,429	$20,040	$23,289

Recurring	$11,355	$8,685	$17,025	$12,895	$13,429	$20,040	$23,289

Total Direct	$197,714	$212,418	$254,594	$290,592	$303,406	$410,132	$546,040

Capitalized Interest	$4,889	$5,311	$7,435	$6,882	$6,617	$10,200	$11,960

Capitalized Overhead	12,442	11,406	8,888	9,661	9,927	23,848	19,896

Total Indirect Capital Expenditures	$17,331	$16,717	$16,323	$16,543	$16,544	$34,048	$31,856

Timing / FX adjustments	(7,946)	(5,017)	33,789	594	(1,608)	(12,963)	(821)

Total Improvements to and Advances for Investment in Real Estate	$207,099	$224,118	$304,706	$307,729	$318,342	$431,217	$577,075

Consolidated Portfolio Net Rentable Square Feet (3)	20,356,935	20,045,559	19,887,709	19,521,556	20,500,643	20,356,935	20,500,643

(1)	Non-recurring capital expenditures are primarily for development of space and land, excluding acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacements, upgrades, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(2)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building, costs which are incurred to bring a building up to Digital Realty’s operating standards, or internal leasing commissions.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Development Lifecycle - Held for Development	Financial Supplement
Dollars in thousands	Second Quarter 2014

	Land Inventory (1)			Space Held for Development
			Current		Total Square	Current
Market	# of Locations	Acres	Investment (2)	# of Locations	Feet	Investment (2)
Austin	1	7.2	$1,928	1	16,129	$5,458
Boston	—	—	—	2	150,658	49,763
Chicago	—	—	—	2	206,071	31,506
Dallas	3	69.5	27,356	3	59,832	7,429
Houston	—	—	—	1	22,722	4,652
New York	1	34.2	34,403	3	168,711	36,419
N. Virginia	1	15.6	9,678	2	12,209	2,078
Philadelphia	—	—	—	1	62,080	5,339
Phoenix	—	—	—	1	108,926	11,672
Sacramento	—	—	—	1	23,397	8,936
San Francisco	—	—		1	18,522	4,084
Silicon Valley	2	9.5	13,309	1	44,803	21,687
St. Louis	—	—		2	84,268	12,739
Toronto	—	—	—	1	29,859	10,856

North America (3)	8	136.0	$86,674	22	1,008,187	$212,618

Amsterdam	1	5.4	$13,418	—	—	—
London	—	—	—	2	170,088	$111,780

Europe	1	5.4	$13,418	2	170,088	$111,780

Melbourne	—	—	—	1	41,029	$11,932
Osaka	1	3.7	$13,305	—	—	—
Singapore	—	—	—	1	16,160	9,407
Sydney	1	8.6	4,482	1	48,074	15,906

Asia Pacific	2	12.3	$17,787	3	105,263	$37,245

Total	11	153.7	$117,878	27	1,283,538	$361,643

(1)	Represents properties acquired to support ground-up development.
(2)	Represents balances incurred through June 30, 2014. Includes the cost of acquisition as well as cost of improvements since acquisition to prepare for future building construction.
(3)	Includes 701 Union property with 271,000 square feet of development space, and 1210 Integrity and 905 Security Row parcels with 246,940 and 249,657 square feet of development space, respectively, previously reported in Occupancy Analysis. Buildings have been razed pursuant to our business plan.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Acquisitions/Dispositions/Joint Ventures	Financial Supplement
Dollars in thousands	Second Quarter 2014

Acquisitions:
Property	Metropolitan Area	Date Acquired	Purchase Price	Acquisition Cap Rate (1)		Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
Total			$0			—	—	0.0%

Dispositions:
Property	Metropolitan Area	Date Sold	Sale Price	Disposition Cap Rate (1)		Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
6 Braham Street	London, United Kingdom	April 7, 2014	$41,500	11.4	% (4)	63,233	—	100.0%

Total			$41,500			63,233	—	100.0%

Joint Ventures:
Property	Metropolitan Area	Date Contributed to Joint Venture	Contribution Price	Contribution Cap Rate (1)		Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
Total			$0			—	—	0.0%

(1)	We calculate the cash capitalization rate on acquisitions, dispositions and joint venture contributions by dividing anticipated annual net operating income by the purchase/sale price including assumed debt and related pre-payment penalties. Net operating income represents rental revenue and tenant reimbursement revenue from in-place leases, less rental property operating and maintenance expenses, property taxes and insurance expenses, and is not a financial measure calculated in accordance with GAAP.

Our calculation of the cash capitalization rate on acquisitions may change, based on our experience operating the properties subsequent to closing of the acquisitions.

(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space under active development and space held for development.
(4)	Cap rate reflects annual net operating income based on currently effective rental rates for a lease expiring in 18 months.

Unconsolidated Joint Ventures (“JVs”)	Financial Supplement
Dollars in thousands	Second Quarter 2014

	As of June 30, 2014
	2001 Sixth Avenue	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Summary Balance Sheet - at the JV’s 100% Share

Undepreciated book value of operating real estate	$114,030	$48,512	$116,672	$441,281	$720,495

Accumulated depreciation & amortization	(78,772)	(941)	(886)	(6,998)	(87,597)

Net Book Value of Operating Real Estate	$35,258	$47,571	$115,786	$434,283	$632,898

Other assets	4,582	7,142	43,292	63,602	118,618

Total Assets	$39,840	$54,713	$159,078	$497,885	$751,516

Debt	$105,240	$47,757	$0	$208,000	$360,997

Other liabilities	4,632	618	5,112	90,725	101,087

Equity / (deficit)	(70,032)	6,338	153,966	199,160	289,432

Total Liabilities and Equity	$39,840	$54,713	$159,078	$497,885	$751,516

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV Debt	$52,620	$23,879	$0	$41,600	$118,099

	Six Months Ended June 30, 2014
	2001 Sixth Avenue	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Summary Statement of Operations - at the JV’s 100% Share

Rental revenue	$18,798	$2,704	$1,420	$18,018	$40,940

Straight-line rent	95	1,356	1,371	1,643	4,465

Operating expenses	(5,889)	(473)	(603)	(3,316)	(10,281)

Net Operating Income (NOI)	$13,004	$3,587	$2,188	$16,345	$35,124

Interest expense	($3,424)	($781)	$0	($2,841)	($7,046)

Depreciation & amortization	(3,167)	(417)	(960)	(6,090)	(10,634)

Other (income) / expense	3	—	(68)	(2,629)	(2,695)

Total Non-Operating Expenses	($6,588)	($1,198)	($1,028)	($11,560)	($20,374)

Net Income	$6,416	$2,389	$1,160	$4,785	$14,750

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV NOI	$6,502	$1,794	$1,094	$3,269	$12,660

Digital Realty’s Earnings (loss) from unconsolidated joint ventures (1)	$3,165	$1,253	$580	$1,060	$6,058

Digital Realty’s Pro Rata Share of FFO (2)	$4,693	$1,457	$1,060	$2,018	$9,228

Digital Realty’s Fee Income from Joint Venture	$0	$0	$790	$1,432	$2,222

(1)	Values represent Digital Realty’s stepped up basis and may not be comparable to values reflected in the entities’ stand alone financial statements calculated on a different basis.
(2)	For a definition of FFO, see page 42.

External Growth Pipeline	Financial Supplement
Central - Chicago	Second Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
9333 W. Grand Ave., Franklin Park, IL	123,275	6.8	87.2%	Completed
9355 W. Grand Ave., Franklin Park, IL	250,000	14.4	0.0%	Active development - base building and data center
9377 W. Grand Ave., Franklin Park, IL	175,000	10.8	0.0%	Planned for future ground-up development

Asset

•	Digital Chicago Campus – 9333, 9355 and 9377 W. Grand Avenue, Franklin Park IL

Background

•	In May 2012, Digital Realty acquired the three-building, 22-acre campus and created the Digital Chicago Campus.

•

Based on strong demand for our Turn-Key Flex® data center product, as well as limited supply in the market, the first phase of construction began with the redevelopment of the 9333 W. Grand Ave. building in August 2012 to accommodate 123,275 rentable square feet and provide 6.8 MW of IT Load.

•

As market conditions continued to show limited supply of competitive space along with strong leasing activity in phase one, redevelopment of the 9355 W. Grand Ave. building commenced in June 2013 to accommodate 250,000 rentable square feet and 14.4MW of IT Load in eight 1,800 kW data centers.

Opportunity

•	Upon completion, the Digital Chicago Campus will have development potential of 548,275 rentable square feet to support 18 Turn-Key Flex® data centers and provide 32 MW of IT Load.

•	Campus utility service is provided by ComEd with 60 MW delivered by multiple 34.5kV services.

•	The 9333 W. Grand Ave. building includes four Turn-Key Flex® data centers and is 87.2% leased.

•	The second phase, 9355 W. Grand Ave., is currently under redevelopment to deliver the first 1,800 kW data center out of the eight planned.

•

The third phase will be a future ground-up development located where the 9377 W. Grand Ave. building is sited today. The site is planned for a 175,000 rentable square foot future development to accommodate 10.8 MW of IT Load capacity in six Turn-Key Flex® data centers.

External Growth Pipeline	Financial Supplement
Central - Dallas	Second Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
850 E. Collins Blvd., Richardson, TX	121,366	6.9	92.0%	Completed. Additional 0.6 MW under option will increase Leased % to 100%
904 Quality Way, Richardson, TX	46,750	4.5	100.0%	Completed
1232 Alma Rd., Richardson, TX	105,726	6.8	100.0%	Completed
950 E. Collins Blvd., Richardson, TX	121,286	7.2	100.0%	Active Development - data centers
1215 Integrity Drive, Richardson, TX	117,876	6.8	100.0%	Active Development - data centers
900 Quality Way, Richardson, TX	114,922	7.0	100.0%	Active Development - data centers. Existing Tenant exercised option for three remaining 1,200 kW data centers taking building to 100% leased
907 Security Way, aka 1301 International Pkwy, Richardson, TX	120,000	7.2	0.0%	Planned for future ground-up development
1210 Integrity Drive & 905 Security Way, Richardson, TX	466,000	28.8	0.0%	Planned for future ground-up development
908 Quality Way, Richardson, TX	66,000	4.8	0.0%	Planned for future ground-up development
750 Collins Boulevard, Richardson, TX	N/A	N/A	0.0%	Planned for future management office

Asset

•	Digital Dallas Campus – 70-acre master-planned property located within the renowned “Telecom Corridor” of Richardson, TX, a suburb of Dallas.

Background

•	Originally acquired in 2009 as part of a 60/40 joint venture. Digital Realty subsequently acquired the entire ownership interest in 2011.

•	Development has included a mix of redevelopment and ground-up construction of Powered Base Buildings® and multi-tenant data centers, and a Digital Realty owned 122 MW sub-station.

•	In four years, Digital Realty has completed or has actively developed 628,000 square feet in six buildings.

•

The campus has approximately 29.7 MW of IT Load currently in operation, with approximately 2.4 MW of leased data center space that is under construction and 7.0 MW of leased data center shell space pending commencement of construction.

Opportunity

•

The campus has a little over 25 acres of land available at sites highlighted above as “Planned for Future Development” for new one and two-story ground-up development that could support five new buildings and would double the size of the campus with another 652,000 square feet.

•	New buildings planned for future development have the potential to add another 40.8 MW of IT Load to the Digital Dallas Data Campus.

External Growth Pipeline	Financial Supplement
East – Northern Virginia	Second Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
43940 Digital Loudoun Plaza (Bldg. G)	392,711	25.7	77.3%	Active development - base building and data center with 4.8 MW under option and backlog that will increase Leased % to 94%

44060 Digital Loudoun Plaza (Bldg. K)	281,431	19.2	4.7%	Active development - base building and data centers
Digital Loudoun Plaza (Bldg. H)	244,000	14.4	0.0%	Planned for future ground-up development
Digital Loudoun Plaza (Bldg. J)	216,000	14.4	0.0%	Planned for future ground-up development

Asset

•	Existing Campus - Digital Ashburn Campus (Buildings A, B, C, D, E and F), Devin Shafron Drive, Ashburn, VA

•	Campus Expansion – Digital Ashburn Campus (Buildings G, H, J and K), Digital Loudoun Plaza, Ashburn, VA

Background

•	Digital Realty originally acquired three existing shell buildings (Buildings B, C and D) and developed the Digital Ashburn Campus in 2007.

•

Based on strong demand for Turn-Key Flex® data centers in the market, the existing campus was expanded through a land acquisition in 2009 and Digital Realty developed three additional single-story buildings (Buildings A, E and F), bringing the combined existing campus to 829,739 rentable square feet.

•	The campus was expanded in 2011 with the Loudoun Parkway North acquisition, bringing the total campus to 98 acres.

Opportunity

•

Loudoun Parkway North campus is master-planned for four, two-story buildings (Buildings G, K, H and J), that upon completion, will provide 1,134,142 rentable square feet to support sixty-two Turn-Key Flex® data centers capable of supporting 73.7 MW of IT Load.

•	The site is supported by a dedicated sub-station capable of supplying 150 MW of power.

•

Building G, the first building on the expanded campus, was designed and constructed in two phases. The first phase is complete and the data center space is 100% leased and includes 10 Turn-Key Flex® data centers which provide 11.25 MW of IT Load. The second phase is under construction and will include 12 Turn-Key Flex® data centers which will provide 14.4 MW of IT Load and is currently 66.5% preleased. The combined first and second phases are 77.3% leased. Upon exercise of an existing tenant’s options and commencement of backlog for 4.8 MW of Turn-Key Flex® data centers, Building G will be 94% leased. The remaining 6% of vacant space relates to non-technical space expected to be absorbed by existing tenants as they occupy their space.

•

Building K’s shell, with capacity for 16 Turn-Key Flex® data centers and 19.2 MW of IT Load, is under construction with the first phase of two Turn-Key Flex® data centers scheduled for delivery in September 2014.

•	Buildings H and J are each designed to accommodate 14.4 MW of IT Load and are planned for future development based on market demand.

External Growth Pipeline	Financial Supplement
East – New York	Second Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
365 S. Randolphville (Existing)	264,792	9.0	93.8%	Completed
365 S. Randolphville (Expansion)	86,656	5.4	11.1%	Active development - base building and data center
3 Corporate Place	276,931	3.3	100.0%	Completed
3 Corporate Place Annex	100,515	7.2	0.0%	Active development - base building

Asset

•	3 Corporate Place, Piscataway, NJ

•	365 South Randolphville Road, Piscataway, NJ

Background

•

Located in the New York metropolitan market within close proximity to Rutgers University, Digital Piscataway campus is an existing two-building campus in the process of being expanded by 187,171 rentable square feet.

•	Improvements underway include a 86,656 rentable square foot expansion of 365 S. Randolphville Road and a free-standing 100,515 rentable square foot expansion at 3 Corporate Place.

Opportunity

•

The 86,656 rentable square foot addition to 365 S. Randolphville Road will expand the existing 264,792 rentable square foot building to 351,448 rentable square feet and provide an additional 5.4 MW of IT Load.

•	The 100,515 rentable square foot Annex at 3 Corporate Place will provide an additional 7.2 MW of IT Load.

•

Upon completion, the campus will be a premier, state-of-the-art facility positioned to serve the expanding requirements of the financial services industry, and take advantage of significant opportunities in the health care, telecommunications and government sectors in the New York metro area.

Reconciliation of Earnings Before Interest, Taxes,
Depreciation, and Amortization and Financial Ratios	Financial Supplement
Unaudited and in thousands	Second Quarter 2014

Reconciliation of Earnings Before Interest, Taxes, Depreciation	Three Months Ended
& Amortization (EBITDA) (1)	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13

Net Income Available to Common Stockholders	$41,510	$34,186	$42,977	$138,872	$47,077

Interest	49,146	47,374	45,996	47,742	47,583

Loss from early extinguishment of debt	293	292	608	704	501

Taxes	1,021	1,838	(473)	352	210

Depreciation & amortization	137,092	130,620	126,776	121,198	115,867

EBITDA	$229,062	$214,310	$215,884	$308,868	$211,238
Straight-line rent expense adjustment attributable to prior periods	—	—	—	9,155	—

Change in fair value of contingent consideration	766	(3,403)	(1,749)	(943)	(370)

Severance accrual and equity acceleration	260	12,430	—	—	—

Gain on sale of property	(15,945)	—	—	—	—

Gain on contribution of properties to unconsolidated joint venture	—	(1,906)	(555)	(115,054)	—

Noncontrolling interests	993	805	964	2,882	1,145

Preferred stock dividends	18,829	11,726	11,726	11,726	11,399

Adjusted EBITDA	$233,965	$233,962	$226,270	$216,634	$223,412

	Three Months Ended
Financial Ratios	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13

Total GAAP interest expense	$49,146	$47,374	$45,996	$47,742	$47,583

Capitalized interest	4,889	5,311	7,435	6,882	6,617

Change in accrued interest and other non-cash amounts	(23,619)	15,139	(20,423)	13,396	(18,637)

Cash Interest Expense (2)	$30,416	$67,824	$33,008	$68,020	$35,563

Scheduled debt principal payments and preferred dividends	21,834	15,069	14,776	14,874	15,172
Total Fixed Charges (3)	$75,869	$67,754	$68,207	$69,498	$69,372

Coverage

Interest coverage ratio (4)	4.3x	4.4x	4.2x	4.0x	4.1x
Cash interest coverage ratio (5)	7.7x	3.4x	6.9x	3.2x	6.3x
Fixed charge coverage ratio (6)	3.1x	3.5x	3.3x	3.1x	3.2x
Cash fixed charge coverage ratio (7)	4.5x	2.8x	4.7x	2.6x	4.4x

Leverage

Debt to total enterprise value (8) (9)	34.7%	38.5%	40.9%	38.3%	35.0%
Debt plus preferred stock to total enterprise value (10)	42.4%	46.3%	46.8%	44.1%	40.3%
Pre-tax income to interest expense (11)	2.2x	2.0x	2.2x	4.2x	2.3x
Net Debt to Adjusted EBITDA (12)	5.1x	5.3x	5.4x	5.5x	5.2x

(1)	For definition and discussion of EBITDA and Adjusted EBITDA, see page 42.
(2)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(3)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(4)	Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(5)	Adjusted EBITDA divided by cash interest expense.
(6)	Adjusted EBITDA divided by fixed charges.
(7)	Adjusted EBITDA divided by the sum of cash interest expense, scheduled debt principal payments and preferred dividends.
(8)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(9)	Enterprise value defined as market value equity plus debt plus preferred stock plus minority interest less cash and equivalents.
(10)	Same as (8), except numerator includes preferred stock.
(11)	Calculated as net income plus interest expense divided by GAAP interest expense.
(12)	Calculated as total debt at balance sheet carrying value (see page 6) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

Management Statements on Non-GAAP Measures	Financial Supplement
Second Quarter 2014

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (CFFO):

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net and (vi) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on sale of property, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on sale of property, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Management Statements on Non-GAAP Measures	Financial Supplement
Second Quarter 2014

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

(Dollars in thousands)	30-Jun-14
Reconciliation of Net Operating Income (NOI)

Operating income	$92,453

Less:
Fee income	($1,466)
Other	(873)

Add:
Construction management expenses	$121
Change in fair value of contingent consideration	766
Depreciation and amortization	137,092
General and administrative	20,061
Severance accrual and equity acceleration	260
Transactions	755
Other	651

Net Operating Income	$249,820

Cash Net Operating Income (Cash NOI)

Net Operating Income	$249,820
Less:
Straight-line rent revenue	($19,099)
Purchase accounting adjustments	(2,553)

Cash Net Operating Income	$228,169

Statement Regarding Forward-Looking Statements	Financial Supplement
Second Quarter 2014

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, our strategy and plans, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, cap rates, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, rent to be received in future periods, our credit ratings, construction and development activity and plans, projected construction costs, estimated yields on investment, supply and demand, expected occupancy, expected square footage and IT load capacity upon completion of development projects, 2014 backlog NOI, NAV components, 2014 guidance and underlying assumptions, and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of current global economic, credit and market conditions

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates, increased operating costs or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and development space;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2013, as amended, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Note: Certain figures are rounded to the nearest thousand or to a tenth of a percent throughout the document. Subtotals and totals may not equal the amounts reflected due to such rounding.